                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement                 |_| Confidential, for Use of the Commission Only
|X|  Definitive Proxy Statement                      (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11
     (c) or Rule 14a-12

                                REMEDYTEMP, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transactions applies:

-------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transactions applies:

-------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
         (5) Total fee paid:

-------------------------------------------------------------------------------
|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

-------------------------------------------------------------------------------
         (2) Form, schedule or registration statement no.:

-------------------------------------------------------------------------------
         (3) Filing party:

-------------------------------------------------------------------------------
         (4) Date filed:

-------------------------------------------------------------------------------

                                REMEDYTEMP, INC.
                             32122 CAMINO CAPISTRANO
                      SAN JUAN CAPISTRANO, CALIFORNIA 92675

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 18, 1998

To the Shareholders of
REMEDYTEMP, INC.

         The Annual Meeting of Shareholders (the "Meeting") of RemedyTemp, Inc. , a California corporation (the "Company"), will be held at the Company's Southern California Regional Office located at 18500 Von Karman, Suite 720, Irvine, California, on February 18, 1998, at 9:00 a.m. for the following purposes:

         1. To amend the Company's Amended and Restated Bylaws to provide for a flexible Board of Directors (the "Board") with the authorized number of directors on the Board to be as few as five and no more than nine, to set the number of authorized directors at seven, and to eliminate the classification of the Board;

         2. To elect a Board of seven directors to serve until the next annual meeting of shareholders of the Company and until their successors are elected and qualified if Proposal No. 1 is approved. Alternatively, if the shareholders do not approve of Proposal No. 1, to elect a classified Board consisting of three classes;

         3. To ratify and approve of an amendment to the Company's 1996 Stock Incentive Plan (the "Plan") providing for a 325,000 share increase of the aggregate number of shares of Class A Common Stock of the Company ("Common Stock") reserved for issuance under the Plan so that the number of shares of Common Stock that may be issued under the Plan may not exceed 1,225,000, and to ratify and approve certain provisions of the Plan so that compensation relating to options and other stock-based awards under the Plan is not subject to the $1,000,000 annual limit on the amount of compensation per executive employee that may be deducted by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)");

         4. To ratify and approve of the terms and conditions of an option grant by the Company to the Company's Chief Operating Officer to purchase up to 125,000 shares of Common Stock to ensure that compensation relating to such options is not subject to the $1,000,000 annual limit on the amount of compensation per executive employee that may be deducted by the Company under
Section 162(m); and

         5. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board has fixed the close of business on December 22, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO DO SO, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                              By Order of the Board of Directors


                                              /s/ ALAN M. PURDY
                                              ----------------------------------
                                                  Alan M. Purdy
                                                  Chief Financial Officer and
                                                  Assistant Secretary

San Juan Capistrano, California
January 23, 1998

                                REMEDYTEMP, INC.
                             32122 CAMINO CAPISTRANO
                      SAN JUAN CAPISTRANO, CALIFORNIA 92675

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                       1998 ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 18, 1998


         This Proxy Statement and related materials are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of RemedyTemp, Inc., a California corporation (the "Company"), for use at the Company's 1998 Annual Meeting of Shareholders (the "Meeting") to be held on February 18, 1998, at 9:00 a.m. and at any and all postponements and adjournments of the Meeting. The Meeting will be held at the Company's Southern California Regional Office located at 18500 Von Karman, Suite 720, Irvine, California. This Proxy Statement and the accompanying form of proxy will be first mailed to shareholders on or about January 26, 1998.

         The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and form of proxy and the cost of soliciting proxies will be paid by the Company. Proxies may be solicited in person or by telephone, telegraph or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the reasonable expenses of forwarding soliciting material to their principals.

                                     VOTING

         The Board has fixed the close of business on December 22, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. On that date, there were 6,015,933 shares of the Company's Class A Common Stock ("Common Stock") outstanding. Each share of Common Stock is entitled to one vote on any matter that may be presented for consideration and action by the shareholders at the Meeting. Holders of the Company's Class B Common Stock are not entitled to any vote in the election of directors or on any other matters submitted to a shareholder vote except as to certain amendments to the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation"), certain mergers and as otherwise required by law.

         The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments and postponements thereof. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but have no legal effect on Proposal No. 2, Election of Directors, which is determined by plurality. With respect to Proposal No. 1, both abstentions and broker non-votes will have the same effect as a negative vote because approval requires the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares entitled to vote. With respect to Proposals No. 3 and No. 4, abstentions and broker non-votes will not be considered as having voted for purposes of determining the Proposals' outcome because approval requires the affirmative vote of a majority of those shares present and voting.

         Each shareholder entitled to vote may vote by proxy by using the enclosed proxy card with this Proxy Statement. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. The proposals are identified by number and identifying text on the proxy card. Each proxy submitted by a shareholder will, unless otherwise directed by the shareholder in the proxy, be voted according to the recommendation of the Board on that proposal, set forth later in this Proxy Statement. If a shareholder has submitted a proxy appropriately directing how the shares represented thereby are to be voted, such shares will be voted according to the shareholder's direction. Any shareholder has the power to revoke his or her proxy at any time before it is voted at the Meeting by submitting a written notice of revocation to the Secretary or Assistant Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the shareholder who executed it is present at the Meeting and elects to vote the shares represented thereby in person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number of shares of the Company's Class A and Class B Common Stock beneficially owned as of December 22, 1997 by those known by the Company to be beneficial owners of more than five percent (5%) of the outstanding shares of the Company's Class A or Class B Common Stock, by each of the present directors, by each of the executive officers named in the Summary Compensation Table on page 11 of this Proxy Statement, and by all directors and executive officers of the Company as a group. On December 22, 1997, there were 6,015,933 shares of Class A Common Stock outstanding and 2,930,733 shares of Class B Common Stock outstanding. Unless otherwise stated, and except for voting powers held jointly with a person's spouse, the persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the Securities and Exchange Commission (the "Commission") or information provided to the Company by such beneficial owners.


                                                       CLASS A                                CLASS B
                                                    COMMON STOCK:                          COMMON STOCK:
                                                  AMOUNT AND NATURE                      AMOUNT AND NATURE
                                                    OF BENEFICIAL       PERCENT OF         OF BENEFICIAL     PERCENT OF
    BENEFICIAL OWNER                                 OWNERSHIP(1)        CLASS(%)         OWNERSHIP(1)(2)     CLASS(%)
    ----------------                              -----------------     ----------       -----------------   ----------
William D. Cvengros (3)                                  15,000              *                     --            --
James L. Doti (3)                                        16,000              *                     --            --
Jeffrey A. Elias  (4)                                     2,774              *                     --            --
Robert A. Elliott (5)                                     5,000              *                     --            --
Robert E. McDonough, Sr. (6)                          2,007,974           33.4                469,185          16.0
    32122 Camino Capistrano
    San Juan Capistrano, CA  92675
R. Emmett McDonough (6)(7)                               99,460            1.7                959,778          32.8
    32122 Camino Capistrano
    San Juan Capistrano, CA  92675
Paul W. Mikos (6)(7)(8)                                  41,014              *              1,501,770          51.2
    32122 Camino Capistrano
    San Juan Capistrano, CA  92675
Alan M. Purdy  (8)                                        5,380              *                     --            --
Alice M. Bowers (8)                                       4,774              *                     --            --
Susan  M. Mikos (6)(7)                                   36,240              *              1,501,770          51.2
    32122 Camino Capistrano
    San Juan Capistrano, CA  92675
John B. Zaepfel (3)                                      15,000              *                     --            --

All directors and executive officers as
a group (18 persons)                                  2,112,916           34.7              1,970,955          67.2

---------------------------
 *       Less than 1%

(1) The information contained in this table reflects "beneficial ownership" as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Shares not outstanding that are subject to vested options, or options that vest and become exercisable by the holder thereof within sixty days of December 22, 1997 are deemed outstanding for the purposes of calculating the number and percentage owned by such shareholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other shareholder listed. Unless otherwise noted, all shares listed as beneficially owned by a shareholder are actually outstanding.

(2) Holders of Class B Common Stock are not entitled to any vote on matters submitted to a shareholder vote except as to certain amendments to the Articles of Incorporation, certain mergers and as otherwise required by law. The Class B Common Stock automatically converts into Class A Common Stock on a share-for-share basis upon the earliest to occur of
         (i) a transfer to a non-affiliate of the holder thereof in a public offering pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act of 1933, as amended, (ii) the death or legal incapacity of Robert E. McDonough, Sr., or (iii) the tenth anniversary of the closing of the Company's initial public offering.

(3) Includes 10,000 shares of Class A Common Stock that are issuable upon exercise of vested non-employee director stock options and 5,000 shares of Class A Common Stock that are issuable upon exercise of non-employee director stock options that vest on the date of the Meeting if the director remains a director until then.

(4) Includes 2,774 shares of Class A Common Stock that are issuable upon exercise of vested stock options.

(5) All shares are issuable upon exercise of vested non-employee director stock options.

(6) Includes shares held by certain trusts established for the benefit of the shareholder and/or the shareholder's family.

(7)      Includes shares held in community property.

(8) Includes 4,774 shares of Class A Common Stock that are issuable upon exercise of vested stock options.


                                 PROPOSAL NO. 1
             AMENDMENT OF BYLAWS TO PROVIDE FOR A FLEXIBLE BOARD AND
                    TO ELIMINATE CLASSIFICATION OF THE BOARD

         The Company's shareholders are being asked to amend the Company's Amended and Restated Bylaws (the "Bylaws") to provide for a flexible Board with the authorized number of directors on the Board to be as few as five and no more than nine, to set the initial number of authorized directors at seven1, and to eliminate the classification of the Board (the "Bylaw Amendment"). As required under the Articles of Incorporation, the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares entitled to vote at the Meeting is required to amend the Bylaws and thereby approve of Proposal No. 1.

         In April 1996, the Board and shareholders of the Company amended the Bylaws to provide that when the Company becomes a "listed corporation" within the meaning of the California Corporations Code (i.e., has at least 800 holders of its equity securities as of the record date of the Company's most recent annual meeting of shareholders), cumulative voting rights will be eliminated and the Board will be divided into three classes. The Company had more than 800 shareholders on February 19, 1997, its most recent annual meeting of shareholders. Accordingly, the power to cumulate votes was eliminated and the Board was classified on February 19, 1997.

         The Board believes that it is in the best interests of the Company and its shareholders to amend the Bylaws to provide for a flexible Board with the authorized number of directors to be as few as five and no more than nine, to set initially the number of authorized directors of the Board at seven, and to eliminate cumulative voting. If Proposal No. 1 is adopted, the Bylaw Amendment will become effective immediately, thus eliminating the classification of the Board and permitting the shareholders to elect a Board of seven directors. The classification of the Board was implemented by the Board and the Company's shareholders as an anti-takeover device in connection with the Company's initial public offering. The Board believes that the classification of the Board is no longer necessary because the Company maintains adequate and sufficient anti-takeover devices such as the power to issue preferred stock with rights senior to those of the Common Stock, the elimination of cumulative voting and the requirement that the shareholders can amend the Bylaws only upon the vote of holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares outstanding and entitled to vote (collectively,

--------------------------
(1) The exact number of directors of the Board shall be set from time to time, within the limits under the Bylaws, by resolution of the Board or the shareholders of the Company.

"Anti-Takeover Devices"). The Anti-Takeover Devices are intended to make it more difficult for shareholders to effect certain corporate actions, and may delay or prevent a change in control of the Company.

RECOMMENDATION OF THE BOARD

         The Board recommends that the shareholders vote FOR approval of Proposal No. 1.

                                 PROPOSAL NO. 2
                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

         In general, the Company's directors are elected at each annual meeting of shareholders. Currently, the number of directors of the Company is seven. At the Meeting, the Company's shareholders are being asked to elect seven directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.(2) The nominees receiving the greatest number of votes at the Meeting up to the number of authorized directors will be elected. The seven nominees for election as directors at the Meeting set forth in the table below are all incumbent directors. Messrs. Cvengros, Doti, McDonough, Mikos, Zaepfel and Ms. Mikos were elected at the Company's 1997 Annual Meeting of Shareholders. Mr. Elliott was elected by the Board on December 8, 1997 to fill a vacancy. Each of the nominees has consented to serve as a director if elected. Except to the extent that authority to vote for any directors is withheld in a proxy, shares represented by proxies will be voted FOR such nominees. In the event that any of the nominees for director should before the Meeting become unable to serve if elected, shares represented by proxies will be voted for such substitute nominees as may be recommended by the Company's existing Board, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve. The biographical information set forth on the following page is furnished with respect to the seven nominees for election at the Meeting as of December 22, 1997.


NOMINEE                                    AGE     PRINCIPAL OCCUPATION                               DIRECTOR SINCE
-------                                    ---     --------------------                               --------------
William D. Cvengros                         49     Chief Executive Officer and President of PIMCO          1996
                                                   Advisors Holdings L.P.
James L. Doti                               51     President, Chapman University                           1996
Robert A. Elliott                           58     Chairman, Elliott Investment Company                    1997
Robert E. McDonough, Sr.                    75     Chairman of the Board of the Company                    1978
Paul W. Mikos                               53     Chief Executive Officer and President of the            1993
                                                   Company
Susan McDonough Mikos                       50     Corporate Secretary of the Company                      1992
John B. Zaepfel                             61     Private Investor                                        1995

------------------------
(2) Alternatively, if the shareholders do not approve of Proposal No. 1, the shareholders will elect a classified Board consisting of three classes. In such an event, the nominees for the three classes of the Board shall be as follows: (1) for Class I, initially to serve a term of one year and thereafter being elected every three years to serve for terms of three years, Susan M. Mikos; (2) for Class II, initially to serve for a term of two years and thereafter being elected every three years to serve for terms of three years, Robert A. Elliott, Paul W. Mikos, Robert E. McDonough; and
     (3) for Class III, initially to serve for a term of three years and thereafter being elected every three years to serve for terms of three years, William D. Cvengros, James L. Doti, John B. Zaepfel. Board vacancies that occur during the year may be filled by the Board to serve for the remainder of the term for the applicable class if the Board is classified.

         William D. Cvengros has served as a director of the Company since July 1996. Mr. Cvengros has been the Chief Executive Officer and President of PIMCO Advisors Holdings L.P. and a member of its Equity and Operating Boards since November 1994. From February 1986 until November 1994, Mr. Cvengros served as Chairman of the Board of Pacific Investment Management Company (PIMCO). From January 1990 until November 1994, Mr. Cvengros was Vice Chairman of the Board of Directors and Chief Investment Officer of Pacific Life Insurance Company, formerly Pacific Mutual Life Insurance Company. Mr. Cvengros is also a director of Furon Corporation.

         James L. Doti, Ph.D. has served as a director of the Company since July 1996. Since July 1991, Dr. Doti has served as the President of Chapman University. Dr. Doti has been a member of the Chapman University faculty since 1974 and is also a member of the Board of Directors of Fleetwood Enterprises, Standard Pacific Corp. and First American Financial Corporation.

         Robert A. Elliott has served as a director of the Company since December 1997. Since 1988, Mr. Elliott has served as Chairman of Elliott Investment Company. Prior to founding Elliott Investment Company, Mr. Elliott served as the Chairman and Chief Executive Officer of VLI Corporation ("VLI"), a publicly-traded company specializing in the manufacturing and marketing of personal care products from 1984 until 1987. Prior to joining VLI, Mr. Elliott was a Vice President of Howmedica, Inc., a subsidiary of Pfizer, Inc. Mr. Elliott is a member of the Board of Trustees of Chapman University and a member of the Visiting Committee, School of Business Administration, University of Southern California.

         Robert E. McDonough, Sr. has served as Chairman of the Board since August 1978. Mr. McDonough founded the Company in 1965 and has been continuously involved in the management and long-term operation and planning of the Company since that time. For 29 years, until May 1994, he served as the Company's Chief Executive Officer. Mr. McDonough is the father of Susan McDonough Mikos and the father-in-law of Paul W. Mikos.

         Paul W. Mikos has served in various positions in the Company since 1977, including as President since 1985. Mr. Mikos has served as Chief Executive Officer of the Company since January 1996 and as a Director of the Company since May 1993. From May 1994 until January 1996, he served as co-Chief Executive Officer of the Company. Prior to joining the Company, Mr. Mikos worked for ARA as a Regional Sales Director from August 1976 until October 1977. From July 1968 until August 1976, Mr. Mikos worked for IBM in sales management. Mr. Mikos is the husband of Susan McDonough Mikos, the brother of Alice Bowers and the son-in-law of Robert E. McDonough, Sr.

         Susan McDonough Mikos has served as the Company's Corporate Secretary since January 1996 and has been a Director of the Company since November 1992. For the past five years, Ms. Mikos has been a homemaker. Ms. Mikos is the daughter of Robert E. McDonough, Sr., and the wife of Paul W. Mikos.

         John B. Zaepfel has been a director of the Company since June 1995. From 1974 until 1985, Mr. Zaepfel was President and Chief Executive Officer of Chartpak-Picket Industries, Inc., a wholly-owned subsidiary of The Times Mirror Company. In 1985, Mr. Zaepfel founded CPG International, Inc., a graphics art and engineering firm, and served as its President and Chief Executive Officer from 1985 until its sale in 1989. Since 1989, Mr. Zaepfel has been a private investor and a self-employed consultant. Mr. Zaepfel is a director of American Security Distribution, Inc. and Pro-Dex, Inc.

CLASSIFIED BOARD AND ELIMINATION OF CUMULATIVE VOTING

         The Bylaws provide that when the Company becomes a "listed corporation" within the meaning of the California Corporations Code (i.e., has at least 800 holders of its equity securities as of the record date of the Company's most recent annual meeting of shareholders), cumulative voting rights will be eliminated and the Board will be divided into three classes. The Company had more than 800 shareholders on February 19, 1997, its most recent annual meeting of shareholders. Accordingly, the power to cumulate votes was eliminated and the Board was classified on February 19, 1997. However, as discussed previously in this Proxy Statement, Proposal No. 1, if approved by the shareholders, will provide for the authorized number of directors to be as few as five and no more than nine, set the current number of authorized directors at seven, and eliminate the classification of the Board. Cumulative voting rights remain eliminated in accordance with the Bylaws.

BOARD COMMITTEES AND MEETINGS

         The Audit Committee of the Board ("Audit Committee") currently consists of Messrs. Cvengros, Elliott and Mr. Zaepfel (Chairman). The Audit Committee meets with the Company's independent accountants, makes recommendations to the Board concerning the acceptance of the reports of such accountants and the accounting policies and procedures of the Company, and reviews financial plans and operating results of the Company.

         The Leadership Development and Compensation Committee ("Compensation Committee") of the Board currently consists of Mr. Cvengros, Dr. Doti (Chairman) and Zaepfel. The Compensation Committee advises the Board with respect to the annual salary and incentive compensation of the Company's executive officers and its key employees. Additionally, the Compensation Committee administers the Company's 1996 Stock Incentive Plan and 1996 Employee Stock Purchase Plan.

         The Executive Committee of the Board ("Executive Committee") currently consists of Dr. Doti, Mr. McDonough (Chairman) and Mr. Zaepfel. The Executive Committee reviews and evaluates the performance of the Company's Chief Executive Officer. The Executive Committee also advises the Board regarding strategic recommendations.

         The Nominating Committee of the Board ("Nominating") currently consists of Mr. Cvengros (Chairman), Dr. Doti and Mr. Elliott. The Nominating Committee identifies, interviews and recommends to the Board potential new board members and makes recommendations to the Board regarding corporate governance.

         The Board acts as a committee of the whole with respect to nominations for membership on the Board. The Nominating Committee will consider nominees recommended by shareholders. A shareholder desiring to make such a recommendation should submit the name, address, telephone number, and qualifications of the proposed nominee in writing to the Company's Secretary and must comply with the procedures set forth in Section 201(c) of the Bylaws.

         During the Company's fiscal year ended September 28, 1997, there were five meetings of the Board, two meetings of the Audit Committee, three meetings of the Compensation Committee, two meetings of the Nominating Committee, and one meeting of the Executive Committee. While a director, each current Board member attended one hundred percent (100%) of the meetings of the Board, except for Mr. Cvengros and Dr. Doti, who each missed one Board meeting.

DIRECTORS' COMPENSATION

         Directors who are also employees of the Company receive no extra compensation for their service on the Board. Non-employee directors receive an annual retainer of $18,000, fees of $2,000 per Board meeting attended and $750 for each meeting of a committee of the Board. Additionally, non-employee directors receive reimbursement for out-of-pocket expenses relating to Company business.

         Pursuant to the Company's 1996 Stock Incentive Plan (the "Incentive Plan"), each non-employee director of the Company automatically receives, upon becoming a director, a one-time grant of an option to purchase up to 10,000 shares of Common stock at an exercise price equal to the fair market value of the Common Stock on the date of the option's grant. These non-employee director options have a term of ten years and become exercisable with respect to fifty percent (50%) of the underlying shares on the grant date and with respect to an additional fifty percent (50%) of the underlying shares on the date of the next annual meeting of shareholders of the Company following the grant date (or, if an annual meeting of shareholders occurs within six months after the grant date, then on the date of the second annual shareholders' meeting after the grant date), provided that the recipient has remained a director since the grant date. In addition to an initial grant, each non-employee director will also receive, upon each re-election to the Board (or immediately following an annual meeting at which the director is continuing without being re-elected due to the classification of the Board), an automatic grant of an option to purchase up to 5,000 additional shares of Common Stock. These additional options will vest and become exercisable upon the earlier to occur of (i) the first anniversary of the grant date, or (ii) immediately prior to the annual meeting of shareholders of the Company next following the grant date, if the director has served as a director from the grant date to such earlier date. All non-employee director options will have a term of ten years and an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Vesting of non-employee director options accelerates if the recipient of the option ceases to be a director of the Company or its successor in connection with a change in control.

         Grants of non-employee directors' options under the Incentive Plan count against its current limit of 900,000 shares of Common Stock.(3) Shares underlying non-employee directors' options that expire or are terminated or canceled will again become available for further awards under the Incentive Plan. In the event that a recipient of non-employee directors' options ceases to be a director of the Company, all such options granted to him will be exercisable, to the extent they were exercisable at the date directorship ceased, for a period of 365 days or, if earlier, the expiration of the option according to its terms. Vesting accelerates upon certain transactions including dissolution, merger and change in control. The Incentive Plan provides that the exercise price may be paid by Company loan or withholding of underlying stock, or deferred until completion of broker-assisted exercise and sale transactions.

         At the completion of the Company's initial public offering of Common Stock, Mr. Zaepfel was awarded a one-time grant of non-employee directors' options to purchase 10,000 shares of Common Stock, pursuant to the Incentive Plan. Upon their election to the Board, Mr. Cvengros, Dr. Doti and Mr. Elliott were each awarded non-employee directors' options to purchase 10,000 shares of Common Stock pursuant to the Incentive Plan. Additionally, on February 19, 1997, Messrs. Cvengros, Doti and Zaepfel were re-elected to the Board at the 1997 Annual Meeting of Shareholders and therefore each received an automatic grant of an option to purchase up to 5,000 shares of Common Stock.

RECOMMENDATION OF THE BOARD

         The Board recommends that the shareholders vote FOR the seven nominees listed above. Proxies received will be so voted unless shareholders specify otherwise in the proxy.

                                 PROPOSAL NO. 3
                     RATIFICATION AND APPROVAL OF AMENDMENT
                           TO THE STOCK INCENTIVE PLAN

         The Company's shareholders are being asked to ratify and approve an amendment to the Incentive Plan that will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Incentive Plan by an additional 325,000 shares, bringing the total amount reserved under the Incentive Plan to 1,225,000 shares of Common Stock (the "Incentive Amendment"), and to ratify and approve certain provisions of the Incentive Plan so that compensation relating to options and other stock-based awards under the Incentive Plan are not subject to the deduction limits of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") ("162(m) Approval"). The affirmative vote of the majority of those shares present and voting at the Meeting is required to approve of Proposal No. 3.(4)

         The primary purpose of the Incentive Amendment is to ensure that the Company will have a sufficient reserve of Common Stock available under the Incentive Plan. The Incentive Plan allows the Company to provide eligible employees of the Company and its participating affiliates with the continuing opportunity to acquire an equity interest in the Company and provides an incentive to certain key employees of the Company to remain at the Company by aligning their interests with the interests of the Company and its shareholders. Additionally, 162(m) Approval is also being sought to ensure that the compensation relating to options and other stock-based awards under the Incentive Plan continue not to be subject to the $1,000,000 annual deduction limitation of Section 162(m), which places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any tax year with respect to the Company's Chief Executive Officer and its four most highly compensated executives.

---------------------
(3) Shareholder approval of Proposal No. 3 will increase this limit to 1,225,000 shares of Common Stock.

(4) For information regarding options granted to directors and executive officers of the Company under the Incentive Plan, please see the material under the headings "Directors' Compensation" and "Executive Compensation and Other Information" contained in this Proxy Statement.

         The Incentive Plan was originally adopted by the Board and shareholders in April 1996. The following is a summary of the principal features of the Incentive Plan:

1996 STOCK INCENTIVE PLAN

         In connection with the Company's initial public offering, the Company implemented the Incentive Plan for officers (approximately 15), directors (approximately four), key employees (approximately 20) and consultants (approximately two) of the Company. Under the Plan, a total of 900,000 shares of Common Stock are currently reserved for issuance.(5) As of January 9, 1998, options to purchase an aggregate of up to 842,246 shares of Common Stock have been granted to employees and non-employee directors of the Company at exercise prices equal to the fair market value of the Common Stock on the applicable grant dates. It is anticipated that further grants under the Incentive Plan will be made from time to time in the future. The Incentive Plan is intended to satisfy the conditions of Section 16 of the Exchange Act, pursuant to Rule 16b-3 promulgated thereunder ("Rule 16b-3").

         Employee Awards. The Incentive Plan enables the Company to grant a variety of stock-based incentive awards, including incentive and nonstatutory stock options, restricted stock, stock payments, performance shares, stock appreciation rights, dividend equivalents and other stock-based benefits. An award may consist of one such arrangement or benefit or two or more of them in tandem or in the alternative. The Incentive Plan permits the Committee (as defined below) to select eligible persons to receive awards and generally to determine the terms and conditions of awards (except that awards of stock options to the Company's non-employee directors are automatic and nondiscretionary). Under the Incentive Plan, options to purchase shares of Common Stock (other than non-employee director options) may be granted with an exercise price below the market value of such stock on the grant date. Vesting of awards accelerates if the recipient's employment with the Company terminates in connection with a change in control, and the Committee may accelerate or extend the vesting or exercise period of any awards in its discretion.

         Section 162(m). For purposes of ensuring the Company's ability to deduct compensation relating to awards under the Incentive Plan, the Incentive Plan enables the Company to subject the grant, award, vesting or exercisability of an award on the attainment of a pre-established, objective performance goal ("Performance Based Compensation"). For this purpose, a pre-established, objective performance goal may include one or more of the following performance criteria: (i) cash flow; (ii) earnings per share (including earnings before interest, taxes and amortization), (iii) return on equity; (iv) total shareholder return; (v) return on capital;(vi) return on assets or net assets;
(vii) income or net income; (viii) operating margin; (ix) return on operating revenue; and (x) any other similar performance criteria contemplated by the regulations under Section 162(m). If it is intended that an award constitute Performance Based Compensation under the Incentive Plan, an annual limitation will apply so that not more than 100,000 shares of Common Stock in any one calendar year can be granted to an eligible person.

         Non-Employee Director Awards. Non-employee directors of the Company automatically receive an initial one-time grant of an option to purchase up to 10,000 shares of Common Stock. These initial options will vest and become exercisable with respect to fifty percent (50%) of the underlying shares on the grant date and with respect to an additional fifty percent (50%) of the underlying shares on the date of the next annual shareholders' meeting following the grant date (or, if an annual meeting of shareholders occurs within six months after the grant date, then on the date of the second annual shareholders' meeting after the grant date), if the recipient has remained a director since the grant date and is then continuing as a director for the ensuing year. In addition to an initial grant, each non-employee director will also receive, upon each re-election to the Board (or immediately following an annual meeting at which the director is continuing without being re-elected due to the classification of the board), an automatic grant of an option to purchase up to 5,000 additional

--------------------
(5) Shareholder approval of Proposal No. 3 will increase this limit to 1,225,000 shares of Common Stock.

shares of Common Stock. These additional options will vest and become exercisable upon the earlier to occur of (i) the first anniversary of the grant date, or (ii) immediately prior to the annual meeting of shareholders of the Company next following the grant date, if the director has served as a director from the grant date to such earlier date. All non-employee director options will have a term of ten years and an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Vesting of non-employee director options accelerates if the recipient of the option ceases to be a director of the Company or its successor in connection with a change in control.

         Administration. The Incentive Plan provides that the exercise price of options may be paid by Company loan or withholding of underlying stock, or deferred until completion of broker-assisted exercise and sale transactions. The Incentive Plan is administered by the Compensation Committee, which consists of Mr. Cvengros, Dr. Doti (chairman) and Mr. Zaepfel. The Compensation Committee members are disinterested directors within the meaning of Rule 16b-3 and who will be eligible to receive only automatic, nondiscretionary stock option awards thereunder. The Board or the Committee may amend, suspend or terminate the Incentive Plan at any time. However, only the Committee may take actions affecting selection of award recipients or the timing, pricing and amounts of any awards (other than non-employee director options, which are fixed, automatic and non-discretionary), and the provisions of the Plan regarding grants of stock options to non-employee directors generally are not subject to amendment. The maximum number of shares that may be sold or issued under the Incentive Plan may be increased and the class of persons eligible to participate in the Incentive Plan may be altered only with the approval of the holders of the Common Stock. With respect to any other amendments to the Incentive Plan, the Board may, in its discretion, determine that such amendment shall only become effective upon approval by the holders of the Common Stock if the Board determines that such shareholder approval may be advisable, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under federal or state securities laws, federal or state tax laws, or for the purpose of satisfying applicable stock exchange listing requirements.

         Federal Income Tax Consequences. The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by the Company is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. Stock options granted under the Incentive Plan are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and are not qualified under Section 401(a) of the Code.

             Non-Statutory Stock Options. In general, there are no tax consequences to the optionee or to the Company on the grant of options that do not qualify as incentive stock options within the meaning of Section 422 of the Code ("Non-Statutory Stock Option"). On exercise, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the exercise price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. Upon a subsequent disposition of the shares received under a Non-Statutory Stock Option, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as capital gain or loss.

             Incentive Stock Options. Stock options granted under the Plan may qualify as incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options"). There are no tax consequences to the optionee or to the Company on the grant of an Incentive Stock Option. Also, if an optionee exercises an Incentive Stock Option in accordance with its terms and does not dispose of the shares acquired within two years from the date of the grant of the Incentive Stock Option nor within one year from the date of exercise (the "Required Holding Periods"), an optionee will not be subject to regular federal income tax, and the Company will not be entitled to any deduction, on the exercise of an Incentive Stock Option. An optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided an optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, an optionee's gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of an optionee's gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee's basis in the shares. If, however, an optionee disposes of the acquired shares at any time prior to the expiration of the Required Holding Periods, then (subject to certain exceptions), the optionee will recognize ordinary income at the time of such disposition which will equal the excess, if any, of the lesser of (a) the amount realized on such disposition or (b) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by an optionee. Any gain in excess of such ordinary income amount will be a short-term, mid-term or long-term capital gain, depending on the optionee's holding period. If an optionee disposes of such shares for less than the optionee's basis in the shares, the difference between the amount realized and the optionee's basis will be short-term or long-term capital loss, depending upon the holding period of the shares.

             The excess of the fair market value of the shares acquired on the exercise date of an Incentive Stock Option over the exercise price of such option generally is required to be included in the optionee's alternative minimum taxable income for the year in which the option is exercised and, accordingly, may subject an optionee to the alternative minimum tax.

RECOMMENDATION OF THE BOARD

         The Board believes that the Incentive Amendment is necessary to provide employees of the Company with an opportunity to acquire an equity interest in the Company and as an incentive for them to remain in the Company's service. Additionally, the Board believes that 162(m) Approval is necessary to ensure that compensation relating to options and other stock-based awards under the Incentive Plan are not subject to Section 162(m)'s limitation. For these reasons, the Board recommends shareholders vote FOR Proposal No. 3.

                                 PROPOSAL NO. 4
                          RATIFICATION AND APPROVAL OF
                     OPTION GRANT TO CHIEF OPERATING OFFICER

         The Company's shareholders are being asked to ratify and approve of a Non-Qualified Stock Option grant by the Company to its Chief Operating Officer ("COO"), Greg Palmer, to purchase up to 125,000 shares of Common Stock (the "COO Option Grant") to ensure that compensation relating to such options is not subject to the deduction limits of Section 162(m). Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any tax year with respect to the Company's Chief Executive Officer and its four most highly compensated executives. The affirmative vote of the majority of those shares present and voting at the Meeting is required to approve of Proposal No. 4.

         On December 16, 1997, the Company entered into an employment agreement with Mr. Palmer (the "COO Agreement") pursuant to which the Company will employ Mr. Palmer as COO commencing on or about January 5, 1998. (See the material under the heading "Employment and Consulting Contracts" of this Proxy Statement for a more detailed discussion regarding the COO Agreement) On December 16, 1997 (the "Grant Date") and pursuant to the COO Agreement, the Company granted to Mr. Palmer, subject to shareholder approval, an option grant of Non-Qualified Stock Options to purchase up to 125,000 shares of Common Stock of the Company. The exercise price of the shares under the COO Option Grant was at $20.72, the fair market value of the shares on the Grant Date. The COO Option Grant will vest and become exercisable at a rate of twenty percent (20%) per year over a five-year period with the first twenty percent (20%) becoming exercisable on December 16, 1998. The COO Option Grant, once vested, will become exercisable until December 16, 2007. If the Company terminates Mr. Palmer's employment "for cause" (as defined in the COO Agreement), then all of the unexercised options, whether or not vested shall expire and become unexercisable as of the date of such for cause termination. If the Company terminates Mr. Palmer's employment without cause, the options will vest automatically and will remain exercisable for the balance of their term. In the event that there are certain changes in control of the Company and Mr. Palmer is terminated by the Company within one year of such change in control event for any reason except for cause, all options granted shall become fully vested and exercisable for the balance of their term. (See the material under the heading "Federal Tax Consequences - Non-Qualified Stock Options" located under Proposal No. 3 of this Proxy Statement for a discussion regarding the federal tax consequences of the issuance and exercise of the COO Option Grant to Mr. Palmer and the Company under current federal law.)

         The selection of Mr. Palmer as COO was the result of a long and extensive search by the Board to select the most qualified applicant available. Before accepting the position of COO, Mr. Palmer was Senior Vice President in charge of managing operations in the Western United States for Olsten Corporation ("Olsten"), a provider of staffing and health care services. Mr. Palmer brings extensive operational, sales and marketing experience gained during his thirteen years of service at Olsten, where Mr. Palmer also served in senior level management positions in the Southeast and Northeast Divisions. On December 8, 1997 the Board approved of the COO Option Grant and on December 16, 1997 the Compensation Committee approved of and granted to Mr. Palmer the COO Option Grant. Both the Board and Compensation Committee conditioned the COO Option Grant subject to shareholder approval to ensure that the compensation relating to the COO Option Grant is not subject to the deduction limits of Section 162(m).

RECOMMENDATION OF THE BOARD

         The Board believes that the COO Option Grant is in the best interests of the Company and its shareholders because of the expected contributions by Mr. Palmer to the Company. The COO Option Grant was necessary to provide Mr. Palmer with an opportunity to acquire an equity interest in the Company and as an incentive for him to accept the position of COO and to remain in the Company's service. Additionally, ratification and approval of the COO Option Grant is necessary so that compensation relating to such options is not subject to the deduction limits of Section 162(m). For these reasons, the Board recommends shareholders vote FOR Proposal No. 4.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation earned for the last three fiscal years by (i) each person who served as the Company's Chief Executive Officer ("CEO") during the fiscal year ended September 28, 1997 and
(ii) the Company's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the fiscal year ended September 28, 1997 (the "Named Executive Officers").

                                                                                      Long-Term
                                                                                     Compensation
                                                                                        Awards
                                                      Annual Compensation            ------------
                                                   -------------------------          Securities
                                                                                      Underlying           All Other
Name and Principal Position                Year    Salary ($)      Bonus ($)          Options (#)       Compensation ($)
---------------------------                ----    ----------      ---------         ------------      ----------------
Paul W. Mikos (1)                          1997      390,000         390,000           40,000              108,449
     President and                         1996      390,000         390,000           23,872              108,449
     Chief Executive Officer               1995      300,700         175,000               --               92,462

Robert E. McDonough, Sr. (2)               1997      390,000         390,000           40,000               87,404
     Chairman of the                       1996      390,000         390,000           23,872               80,879
     Board of Directors                    1995      527,887       1,250,000               --               70,127

Alan M. Purdy                              1997      200,902         110,000           20,000
     Senior Vice President and Chief       1996      162,966         100,000           23,872                    *
     Financial Officer                     1995      163,302          60,000               --                    *

Jeffrey A. Elias                           1997      191,983         110,000           20,000
     Senior Vice President, Human          1996      149,439         105,000           23,872                    *
     Resources and Risk Management         1995      123,344          60,000               --                    *
                                           1997
Alice M. Bowers                            1996      146,316         120,000           20,000
     Vice President, Operations--          1995      119,385          95,000           23,872                    *
     Southwest Region                                58,000              --               --                    *

---------------------------

 *       Less than 10% of salary plus bonus.

(1) 1997 and 1996 other annual compensation represents $71,431 in life insurance premiums paid by the Company and $37,018 in use of Company-owned vehicles, for each year. 1995 other annual compensation represents $68,631 in life insurance premiums paid by the Company and $23,831 in use of Company-owned vehicles. Insurance premiums cover life insurance policies with cash surrender values owned by Mr. Mikos and death benefits payable to Mr.
         Mikos' beneficiaries.

(2) 1997 other annual compensation represents $64,979 in life insurance premiums paid by the Company and $22,425 in use of Company-owned vehicles. 1996 other annual compensation represents $58,454 in life insurance premiums paid by the Company and $22,425 in use of Company-owned vehicles. 1995 bonus represents a one-time special bonus following Robert E. McDonough, Sr.'s retirement as CEO in consideration for approximately 30 years of service during which he was deemed by the Board to have been undercompensated. 1995 other annual compensation represents $55,535 in life insurance premiums paid by the Company and $14,592 in use of Company-owned vehicles. Insurance premiums cover life insurance policies with cash surrender values owned by Mr. McDonough and death benefits payable to Mr. McDonough's beneficiaries. Upon termination of certain of the policies, a portion of the premiums paid is refundable to the Company.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended September 28, 1997:


                                              Individual Grants
                      ----------------------------------------------------------------    Potential Realizable Value at
                          Number         % of Total                                       Assumed Annual Rates of Stock
                      of Securities       Options                                             Price Appreciation for
                        Underlying       Granted to       Exercise                              Option Term ($)(4)
                         Options        Employees in       Price          Expiration      -----------------------------
       Name           Granted (#)(1)    Fiscal Year    ($/share) (2)       Date (3)           5% ($)         10% ($)
--------------------  --------------    ------------   -------------   ---------------    ------------       ----------
Paul W. Mikos               40,000            15.4         $15.31      April 23, 2007         997,600         1,600,000

Robert E.
McDonough, Sr.              40,000            15.4         $15.31      April 23, 2007         997,600         1,600,000

Alan M. Purdy               20,000             7.7         $15.31      April 23, 2007         498,800           800,000

Jeffrey A. Elias            20,000             7.7         $15.31      April 23, 2007         498,800           800,000

Alice M. Bowers             20,000             7.7         $15.31      April 23, 2007         498,800           800,000

---------------------------
(1) All options were granted under the Company's Incentive Plan and are generally exercisable with respect to 33 1/3% of the shares covered thereby starting on the first anniversary of the grant date of April 23, 1997, and thereafter with respect to an additional 33 1/3% of the shares covered thereby on each successive anniversary date. The Incentive Plan is administered by the Compensation Committee, which has broad discretion and authority to construe and interpret the Incentive Plan and to modify outstanding options.

(2) The exercise price and tax withholding obligations related to the exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions. The Incentive Plan permits the Company to amend outstanding options, including to lower their exercise price.

(3) All of the options were granted for a term of ten years, subject to earlier termination upon certain events related to termination of employment or a change in control of the Company.

(4) The potential realizable values listed are based on an assumption that the market price of the Common Stock appreciates at the stated rate, compounded annually, from the date of grant to the expiration date. The five percent (5%) and ten percent (10%) assumed rates of appreciation are determined by the rules of the Commission and do not represent the Company's estimate of the future market value of the Common Stock. Actual gains, if any, are dependent on the future market price of the Common Stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
OPTION VALUES

         The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise during the fiscal year ended September 28, 1997 by the Named Executive Officers. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on September 28, 1997, and the aggregate gains that would have been realized had these options been exercised on September 28, 1997, even though these options were not exercised, and the unexercisable options could not have been exercised, on that date.


                                                               Number of Securities
                                                              Underlying Unexercised           Value of Unexercised
                                Shares                           Options at Fiscal             In-the-Money Options
                               Acquired                            Year End (#)              At Fiscal Year End ($)(1)
                                  on            Value      -----------------------------  -------------------------------
          Name               Exercise (#)   Realized ($)   Exercisable   Unexercisable    Exercisable      Unexercisable
---------------------------- ------------   ------------   -----------   -------------    -----------      -------------
Paul W. Mikos                     --            --            4,774         59,098           44,756           461,644

Robert E.
McDonough, Sr.                    --            --            4,774          59,098          44,756           461,644

Alan M. Purdy                     --            --            4,774         39,098           44,756           320,344

Jeffrey A. Elias               2,000          42,250          2,774         39,098           26,006           320,344

Alice M. Bowers                   --            --            4,774         39,098           44,756           320,344

---------------------------

(1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on September 28, 1997 (the last trading day of fiscal 1997). The closing price of the Company's Common Stock on that day on The Nasdaq National Market was $22.38. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

EMPLOYMENT AND CONSULTING CONTRACTS

         The Company entered into the COO Agreement with Greg Palmer on December 16, 1997, pursuant to which the Company will employ Mr. Palmer as COO commencing on or about January 5, 1998. The COO Agreement expires on January 5, 2003. The COO Agreement provides for a base salary of $325,000 per year and an annual performance bonus of up to $325,000 based upon satisfaction of annual performance goals set by the Compensation Committee. Additionally, under the COO Agreement, the Company granted to Mr. Palmer on December 16, 1997 the COO Option Grant. (See "Proposal No. 4." of this Proxy Statement for a more detailed discussion regarding the COO Option Grant) The COO Option Grant, once vested, will become exercisable until December 16, 2007. Under the COO Agreement, Mr. Palmer shall also receive an annual grant from the Company of an option to purchase 50,000 shares of Common Stock under a vesting schedule and such other terms as to be determined by the Compensation Committee at the time of such annual grants. Pursuant to the COO Agreement, if the Company terminates Mr. Palmer's employment as COO without cause (as defined in the COO Agreement), he shall be entitled to receive from the Company a lump-sum severance payment of Mr. Palmer's annual base salary then in effect plus maximum annual bonus equal to 100% of Mr. Palmer's then annual salary and the COO Option Grant options will vest automatically and will remain exercisable for the balance of their term. If the Company terminates Mr. Palmer's employment "for cause" (as defined in the COO Agreement), then all of the unexercised options, whether or not vested shall expire and become unexercisable as of the date of such for cause termination. In the event that there are certain changes in control of the Company and Mr. Palmer is terminated by the Company within one year of such change in control event for any reason except for cause, all options granted shall become fully vested and exercisable for the balance of their term.

         The Company has an employment agreement with Paul W. Mikos that expires in April 1999, pursuant to which the Company employs Mr. Mikos as its CEO and President. The agreement provides for a base salary of $390,000 per year and an annual performance bonus of up to $390,000 based upon satisfaction of certain performance goals set annually by the Compensation Committee. Pursuant to the employment agreement, if the Company terminates Mr. Mikos' employment as the Company's CEO and President without cause (as defined in the employment agreement), he shall be entitled to receive from the Company severance payments consisting of $390,000 per year for two years, payable on a semi-monthly basis.

         The Company has an amended and restated employment agreement with Robert E. McDonough, Sr. that expires in December 4, 2001, pursuant to which the Company employs Mr. Robert McDonough as Chairman of the Board. The agreement provides for a base salary of $390,000 per year and such annual bonuses, not less than $160,000 or more than $390,000 per year, based upon his performance and the Company's satisfaction of certain performance goals set annually by the Compensation Committee. Additionally, pursuant to the terms of the amended and restated employment agreement, Mr. McDonough is entitled to annual demand registration rights and certain "piggyback" registration rights in future registrations by the Company of its securities.

         The Company entered into a consulting agreement with R. Emmett McDonough effective February 6, 1996. Under the terms of the agreement, Mr. Emmett McDonough will serve as a consultant to the Company until August 1999 and will receive annual compensation of $350,000, plus certain benefits.

         The Company has employment agreements with Alan M. Purdy and Jeffrey A. Elias providing for a severance payment of at least 12 months' salary and bonus if employment with the Company is terminated within 24 months of certain changes in ownership or management.

CERTAIN TRANSACTIONS

         Prior to July 1997, the Company leased its national headquarters corporate facility from the principal shareholder and Chairman of the Company, Robert E. McDonough, Sr. The lease provided for the payment of property taxes, insurance and certain other operating expenses applicable to the leased property by the lessee. In September 1996, the lease expired and the lease term became month-to-month through July 1997. Commencing July 15, 1997, the Company entered into a lease agreement with Mitchell Land and Improvement Company to lease its national headquarters corporate facility for a term of two years.

         In May 1995, the Company loaned $500,000 to Paul W. Mikos, the Company's CEO and a member of the Company's Board, at an interest rate of 6.62% per annum. As of December 31, 1997, the total amount of indebtedness outstanding on this loan was $250,000. The remaining amount of indebtedness is due and payable by Mr. Mikos to the Company upon the earlier of (i) May 1, 1998 and (ii) a transfer of shares of Common Stock in which Mr. Mikos receives cash consideration of at least $200,000.

         From April 1996 to December 1997, the Company, in various installments, completed distributions of the following aggregate amounts to the following persons and trusts: (i) $2,259,625 to Robert E. McDonough, Sr. and the various family trusts in which he is a trustee and beneficiary; (ii) $1,042,412 to Paul and Susan Mikos and the two trusts for the benefit of their two children in which Ms. Mikos is trustee; and (iii) $1,136,024 to R. Emmett McDonough and the three trusts for the benefit of his three children in which R. Emmett McDonough is trustee (collectively, the "Distributions"). The Distributions were related to their income tax obligations in connection with the Company's undistributed S corporation earnings from October 2, 1995 through July 9, 1996, the date immediately preceding the date of termination of the Company's S corporation status in connection with the consummation of the Company's initial public offering.

         In August 1993, the Company advanced an interest-free $60,000 management education scholarship to Meghan Mikos, an employee of the Company from June 1992 to July 1995 and the daughter of Paul W. and Susan McDonough Mikos. The entire amount of the scholarship remains outstanding and will be forgiven if Ms. Mikos works for the Company for at least three years after receipt of an M.B.A. degree. Ms. Mikos has been working for the Company since November 1997.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee is composed of three non-employee directors and is responsible for setting and administering the policies governing annual compensation of the executive officers of the Company. The Compensation Committee set the salary, bonus amount and stock option grant for fiscal 1997 of the Company's Chief Executive Officer, Mr. Mikos, with reference to market standards and certain satisfaction of performance objectives. Mr. Mikos' base salary of $390,000 for fiscal 1997 was the same as his base salary for fiscal 1996, reflecting the Compensation Committee's continued favorable evaluation of Mr. Mikos' performance and contributions to the strategic management of the Company-owned and independently-managed offices. Mr. Mikos' incentive compensation for fiscal 1997 consisted of a cash bonus $390,000 (the same as in fiscal 1996) and an option grant to purchase up to 40,000 shares of Common Stock (collectively the "Incentive Compensation") exercisable in the future at the fair market value at the time of grant. The Compensation Committee based the Incentive Compensation primarily on quantitative factors such as the Company's actual financial performance. The Company's actual financial performance for fiscal 1997 at the time of the Compensation Committee's review, including the Company's total revenues, income before income taxes, and net income, was above the pre-established targeted levels. Consequently, in recognition of Mr. Mikos ability to exceed the pre-established target levels, the Compensation Committee decided to increase Mr. Mikos' stock option grant for fiscal 1997 to 40,000 shares up from 23,972 shares in fiscal 1996.

         In general, the Compensation Committee designed the Company's executive compensation program to provide levels of base compensation that are competitive with compensation paid to executives of similarly situated temporary staffing companies to attract, retain and motivate high-quality employees, tie individual total compensation to individual performance and the success of the Company, and align the interests of the Company's executive officers with those of its shareholders. The Compensation Committee strives to set a fair and competitive base salary for each of its executive officers coupled with an incentive cash bonus tied to annual performance-based personal and Company goals. In December 1997, the Compensation Committee granted bonuses to certain executive officers based upon the executive's achievement of such individual pre-established performance goals such as the number of independently-managed and Company-owned offices operating in fiscal 1997 and the Company's financial performance, including total revenue, income before income taxes, and net income. To ensure that the Compensation Committee achieves its goal of setting competitive compensation levels, the Compensation Committee commissioned a comprehensive compensation analysis by an independent consultant, which concluded that the Company's executive base salaries were competitive with other temporary services companies and industrial service organizations, and that executive bonuses were competitive on a percentage basis to the levels identified by surveys for other temporary services companies and industrial service organizations.

         Regarding compensation other than base salary and cash bonuses, the Compensation Committee also administers the Company's Incentive Plan, pursuant to which the Company may grant various stock-based awards intended to compensate Company personnel and align the interests of recipients with those of the Company's shareholders. To date, only stock options and performance grants have been granted under the Incentive Plan, although the Compensation Committee may, in the future, utilize other types of incentive awards available under the Incentive Plan. It is the general practice of the Company to grant stock options to executive officers when they join the Company. The Compensation Committee believes that these initial grants give the recipients a meaningful stake in the Company's long-term performance, with any ultimate realization of significant value from those options being commensurate with returns available on investments in the Company's Common Stock. In addition to initial grants, the Compensation Committee has adopted a policy of providing additional long-term incentives to the Company's executive officers primarily through periodic stock option grants. The Compensation Committee believes that these incentives are essential to the long-term success of the Company and align the interest of the Company's officers with that of its shareholders. In awarding stock options to executive officers, the Compensation Committee considers individual performance, overall contribution to the Company and retention. Options are exercisable in the future at the fair market value at the time of grant, so that an executive officer granted an option is rewarded only by the appreciation in price of the Company's stock. Such grants, if any, are generally determined by the Compensation Committee in the middle of and/or the latter part or end of each fiscal year with the input and recommendation of the Company's CEO. In fiscal 1997, the Compensation Committee awarded each executive officer stock options based upon each officer's respective work performance, level of responsibility, initiative and achievement of individual performance goals and Company goals.



                          COMPENSATION COMMITTEE

                          William D. Cvengros, James L. Doti and John B. Zaepfel



                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

             The Compensation Committee consists of Mr. Cvengros, Dr. Doti and Mr. Zaepfel. John B. Unroe served as a director of the Company and as a member of the Compensation Committee during fiscal 1997 until his resignation from the Board in September 1997. No current member of the Compensation Committee is a current or former officer or employee of the Company. There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Common Stock for the period from July 11, 1996 (the date on which the Company's Common Stock was first publicly traded) and ending on December 16, 1997 with the Nasdaq Stock Market Composite Index and peer issuers in the temporary staffing industry. The graph assumes that $100 was invested on July 11, 1996 in the Company's Common Stock and each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Although the graph would normally cover a five-year period, the Company's Common Stock has been publicly-traded since July 11, 1996, so the graph commences as of that date. The comparisons in the graph are required by the Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.


  DATE     REMEDYTEMP   NASDAQ COMPOSITE   STAFFING COMPOSITE(a)
  ----     ----------   ----------------   ---------------------
07/12/96    $100.00         $100.00             $100.00
07/19/96     113.46           99.47              100.34
07/26/96     107.69           97.82               99.41
08/02/96     109.62          101.94              107.88
08/09/96     155.77          103.06              112.35
08/16/96     144.23          102.73              109.81
08/23/96     142.31          103.59              109.01
08/30/96     144.23          103.44              108.18
09/06/96     146.15          103.25              108.76
09/13/96     147.12          107.72              110.44
09/20/96     146.15          110.53              107.03
09/27/96     151.92          111.47              109.25
10/04/96     169.23          113.06              111.51
10/11/96     161.54          113.12              108.51
10/18/96     155.77          112.60              105.98
10/25/96     161.54          110.80              106.03
11/01/96     153.85          110.72              103.57
11/08/96     150.00          113.96              103.96
11/15/96     153.85          114.35              105.55
11/22/96     128.85          115.48               94.66
11/29/96     123.08          117.14               94.89
12/06/96     113.46          116.69               91.30
12/13/96     132.69          116.44               91.74
12/20/96     125.00          116.77               91.52
12/27/96     126.92          117.03               90.69
01/03/97     134.62          118.78               93.45
01/10/97     149.04          120.71               96.18
01/17/97     148.08          122.25               96.06
01/24/97     140.38          123.59               98.80
01/31/97     141.35          125.05               97.63
02/07/97     143.27          122.81               98.96
02/14/97     148.08          123.90               99.13
02/21/97     140.38          120.92               99.91
02/28/97     132.69          118.62               97.69
03/07/97     132.69          118.88               98.38
03/14/97     121.15          117.17               95.40
03/21/97     121.15          113.64               91.21
03/28/97     121.15          113.23               89.34
04/04/97     120.19          112.08               89.23
04/11/97     118.27          109.37               88.96
04/18/97     116.35          110.79               90.87
04/25/97     125.00          109.59               92.32
05/02/97     117.31          118.29               94.98
05/09/97     120.19          120.98               96.62
05/16/97     136.54          121.50              100.07
05/23/97     135.58          125.94              105.30
05/30/97     133.65          126.90              106.97
06/06/97     130.77          127.31              107.92
06/13/97     134.62          128.95              109.52
06/20/97     130.77          131.14              108.63
06/27/97     130.77          130.32              111.54
07/04/97     134.62          133.00              112.63
07/11/97     136.54          136.17              116.54
07/18/97     145.19          140.28              116.35
07/25/97     149.04          142.23              120.58
08/01/97     148.08          144.48              120.92
08/08/97     153.85          144.86              121.46
08/15/97     155.77          141.55              119.22
08/22/97     159.62          144.87              120.95
08/29/97     164.42          143.84              124.69
09/05/97     174.04          148.23              126.97
09/12/97     158.65          149.46              125.66
09/19/97     161.06          152.28              129.38
09/26/97     172.12          152.45              131.91
10/03/97     200.96          155.49              137.33
10/10/97     211.54          157.59              138.21
10/17/97     194.23          151.05              130.36
10/24/97     191.35          149.61              128.22
10/31/97     176.92          144.42              124.90
11/07/97     186.54          145.21              124.40
11/14/97     176.92          143.50              123.52
11/21/97     197.12          146.87              127.30
11/28/97     180.77          145.04              122.06
12/05/97     186.54          148.06              127.81
12/12/97     157.69          139.24              113.89
12/16/97     159.13          140.73              114.17

-------------------
(a) Includes the following companies: Accustaff, COREstaff, Interim Services, Kelly Services, Manpower, Norell, Olston, On Assignment, RemedyTemp, Robert Half International and Western Staff.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Under the securities laws of the United States, the directors and officers of the Company and persons who own more than ten percent of the Company's equity securities are required to report their initial ownership of the Company's equity securities and any subsequent changes in that ownership to the Commission and the Nasdaq National Market. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any late filings during the fiscal year ended September 28, 1997. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during the fiscal year ended September 28, 1997, all of these reports were timely filed.

                              SHAREHOLDER PROPOSALS

         Shareholders who wish to include proposals for action at the Company's 1999 Annual Meeting of Shareholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than September 19, 1998. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Commission.

                                  OTHER MATTERS

         The Board does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments and postponements thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

                             INDEPENDENT ACCOUNTANTS

         By selection of the Board, the firm of Price Waterhouse LLP has served as the Company's independent accountants since 1989. The Board has again selected Price Waterhouse LLP to serve as the Company's independent accountants for the fiscal year ending September 28, 1998. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                                  ANNUAL REPORT

         The Company's 1997 Annual Report to Shareholders has been mailed to shareholders concurrently with this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

San Juan Capistrano, California
January 23, 1998

SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

REVOCABLE PROXY                 REMEDYTEMP, INC.
                            32122 CAMINO CAPISTRANO
                     SAN JUAN CAPISTRANO, CALIFORNIA 92675

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Paul W. Mikos and Alan M. Purdy, or either of them, each with full power of substitution, as the lawful proxies of the undersigned and hereby authorizes such persons to represent and to vote as designated on the reverse of this proxy all shares of the Class A Common Stock ("Common Stock") of RemedyTemp, Inc. ("RemedyTemp") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of RemedyTemp to be held on February 18, 1998 and at any adjournments or postponements thereof (the "1998 Annual Meeting"). The matters referred to on this proxy are described in the Proxy Statement for the Annual Meeting of Shareholders dated February 18, 1998.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. Amend the Company's Amended and Restated Bylaws to provide for a flexible Board of Directors (the "Board") with the authorized number of directors on the Board to be as few as five and no more than nine, to set the number of authorized directors at seven, and to eliminate the classification of the Board.

             [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

2. Approval of one of the following alternative proposals. If the shareholders approve Proposal No. 1, the shareholders will elect a non-classified Board, as determined by Proposal 2(a) below. If the shareholders do not approve of Proposal No. 1, the shareholders will elect a classified Board, as determined by Proposal 2(b) below. Please complete both Proposal 2(a) and 2(b).

 2(a). ELECTION OF DIRECTORS

        [ ] FOR all nominees listed below                  [ ] WITHHOLD AUTHORITY to vote for
            (except as indicated to the contrary below         all nominees listed below

NOMINEES: William D. Cvengros, James L. Doti, Robert A. Elliot, Robert E.
          McDonough, Sr., Paul W. Mikos, Susan McDonough Mikos and John B.
          Zaepfel

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name below:

--------------------------------------------------------------------------------

  2(b).  ELECTION OF DIRECTORS

        [ ] FOR all nominees listed below                  [ ] WITHHOLD AUTHORITY to vote for
            (except as indicated to the contrary below)        all nominees listed below

NOMINEES: Class I, initially to serve a term of one year and thereafter being elected every three years to serve for terms of three years, Susan Mikos;

      Class II, initially to serve for a term of two years and thereafter being elected every three years to serve for terms of three years, Robert A. Elliott, Paul W. Mikos, Robert E. McDonough;

      Class III, initially to serve for a term of three years and thereafter being elected every three years to serve for terms of three years, William D. Cvengros, James L. Doti, John B. Zaepfel.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name below:

--------------------------------------------------------------------------------

3. Ratification and approval of an amendment to the Company's 1996 Stock Incentive Plan (the "Plan") to authorize and reserve for issuance an additional 325,000 shares of Common Stock, and ratification and approval of certain provisions of the Plan so that compensation relating to options and other stock-based awards under the Plan is not subject to the $1,000,000 annual limit on the amount of compensation per executive that may be deducted by the Company under Section 162(m) of the Internal Revenue Code of 1986, as Amended ("Section 162(m)").

              [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

4. Ratification and approval of the terms and conditions of an option grant (the "Option Grant") by the Company to its Chief Operating Officer to purchase up to 125,000 shares of Common Stock to ensure that compensation relating to the Option Grant is not subject to the $1,000,000 annual limit on the amount of Compensation per executive that may be deducted by the Company under Section 162(m).
              [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other matters and to transact such other business as may properly come before the 1998 Annual Meeting.

   THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED ABOVE FOR DIRECTOR.

   The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 1998 Annual Meeting.

   Please, sign, date and promptly return this proxy card using the enclosed reply envelope. Whether or not you plan to attend the 1998 Annual Meeting, you are urged to execute, date and return this proxy, which may be revoked at any time prior to its use.

                                          Dated: , 1998

                                          --------------------------------------
                                                 Signature of Shareholder

                                          --------------------------------------
                                                Signature If Held Jointly

                                          PLEASE SIGN YOUR NAME EXACTLY AS IT
                                          APPEARS HEREIN. WHEN SHARES ARE HELD
                                          BY JOINT TENANTS BOTH SHOULD SIGN. IF
                                          YOU RECEIVE MORE THAN ONE PROXY CARD,
                                          PLEASE SIGN, DATE AND RETURN ALL CARDS
                                          RECEIVED. WHEN SIGNED AS ATTORNEY,
                                          EXECUTOR, ADMINISTRATORS, TRUSTEE OR
                                          GUARDIAN, PLEASE SIGN AS SUCH AND GIVE
                                          FULL TITLE AS SUCH. IF A CORPORATION,
                                          PLEASE SIGN IN FULL CORPORATE NAME BY
                                          PRESIDENT OR OTHER AUTHORIZED OFFICER.
                                          IF A PARTNERSHIP, PLEASE SIGN IN
                                          PARTNERSHIP NAME BY AUTHORIZED PERSON.

                           AMENDED AND RESTATED BYLAWS
                                       OF
                                REMEDYTEMP, INC.,
                            A CALIFORNIA CORPORATION
                          (EFFECTIVE FEBRUARY 18, 1998)



                                TABLE OF CONTENTS

ARTICLE I OFFICES.............................................................1


   Section 1.01 Principal Executive Office....................................1

ARTICLE II SHAREHOLDERS.......................................................1


   Section 2.01 Annual Meetings...............................................1

   Section 2.02 Special Meetings..............................................3

   Section 2.03 Conduct of Meetings...........................................4

   Section 2.04 Elimination of Cumulative Voting..............................4

ARTICLE III DIRECTORS.........................................................4


   Section 3.01 Number of Directors...........................................4

   Section 3.02 Creation and Filling of Vacancies on the Board................4

   Section 3.03 Fees and Compensation.........................................5

   Section 3.04 Organization Meeting..........................................5

   Section 3.05 Other Regular Meetings........................................5

   Section 3.06 Special Meetings..............................................5

   Section 3.07 Place of Meetings.............................................6

   Section 3.08 Committees of the Board.......................................6

   Section 3.09 Loans to Officers.............................................6

ARTICLE IV OFFICERS...........................................................6


   Section 4.01 Officers......................................................6

   Section 4.02 Election and Term of Office...................................7

   Section 4.03 Removal and Resignation.......................................7

   Section 4.04 Vacancies.....................................................7

   Section 4.05 Duties and Compensation.......................................7

ARTICLE V INDEMNIFICATION OF AGENTS OF THE CORPORATION;
   PURCHASE OF LIABILITY INSURANCE............................................7


   Section 5.01 Indemnification of Agents.....................................7

CERTIFICATE OF SECRETARY.....................................................11


                           AMENDED AND RESTATED BYLAWS
                                       OF
                                REMEDYTEMP, INC.,
                            A CALIFORNIA CORPORATION


                                    ARTICLE I
                                     OFFICES

               Section 1.01 Principal Executive Office. The principal executive office of the corporation is located at: 32122 Camino Capistrano, San Juan Capistrano, State of California. The board of directors shall have full power and authority to, and to authorize appropriate officers of the corporation to, change the location of said principal executive office and to establish other offices of the corporation.

                                   ARTICLE II
                                  SHAREHOLDERS

               Section 2.01  Annual Meetings.

               (a) The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors. At each annual meeting, directors shall be elected and any other proper business may be transacted. The date so designated shall be within five (5) months after the end of the fiscal year of the corporation and within fifteen (15) months after the last annual meeting.

               (b) At an annual meeting of shareholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting by or at the direction of a majority of the directors or by any shareholder of the corporation who complies with the notice procedures set forth in this Section 2.01(b). For a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not less than sixty (60) days nor more than one hundred twenty (120) days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than seventy (70) days notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A shareholder's notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (iii) the class and number of shares of the corporation's stock which are beneficially owned by the shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (iv) any financial interest of the shareholder in such proposal. The presiding officer of the annual meeting shall determine and declare at the annual meeting whether the shareholder proposal was made in accordance with the terms of this Section 2.01(b). If the presiding officer determines that a shareholder proposal was not made in accordance with the terms of this Section 2.01(b), he or she shall so declare at the annual meeting and any such proposal shall not be acted upon at the annual meeting. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the board of directors, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

               (c) Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of shareholders by or at the direction of the board of directors, by any nominating committee or person appointed by the board of directors or by any shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.01(c). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not less than sixty (60) days nor more than one hundred twenty (120) days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than seventy (70) days notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A shareholder's notice to the secretary shall set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (A) the name, age and business address of the person, (B) the principal occupation or employment of the person (C) the class and number of shares of capital stock of the corporation which are beneficially owned by the person and (D) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to applicable rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act of 1934"); and (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the corporation's books, of the shareholder and (B) the class and number of shares of the corporation's stock which are beneficially owned by the shareholder on the date of such shareholder notice. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation. The presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of this Section 2.01(c). If the presiding officer determines that a nomination was not made in accordance with the terms of this Section 2.01(c), he or she shall so declare at the annual meeting and any such defective nomination shall be disregarded.

               Section 2.02  Special Meetings.

               (a) A special meeting of the shareholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than twenty percent (20%) of the votes at that meeting.

               (b) For a special meeting of shareholders to be properly called by any person or persons other than the board of directors, the request must be in writing, specifying the date and time of such meeting and the information set forth in Section 2.02(c) hereof, and must be delivered to, or mailed and received by, the chairman of the board, the president or the secretary of the corporation not less than forty (40) nor more than sixty (60) days prior to the date requested for such meeting. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote that a meeting will be held at the time requested by the person or persons calling the meeting. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this Section 2.02(b) shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

               (c) Any request for a special meting submitted pursuant to
Section 2.02(b) hereof shall set forth as to each matter the shareholder proposes to bring before the special meeting (i) a brief description of the proposal desired to be brought before the special meeting and the reasons for conducting such business at the special meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (iii) the class and number of shares of the corporation's stock which are beneficially owned by the shareholder on the date of such shareholder request and by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder request, and (iv) any financial interest of the shareholder in such proposal. In addition to whatever other limitations are imposed by applicable law, no person may be nominated for election to the board of directors of the corporation by any of the person or persons making a request for a special meeting pursuant to Section 2.02(b) hereof unless the request sets forth as to each person whom the requesting person or persons propose to nominate for election as a director, (A) the name, age and business address of the person, (B) the principal occupation or employment of the person (C) the class and number of shares of capital stock of the corporation which are beneficially owned by the person and (D) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to applicable rules and regulations of the SEC promulgated under the Securities Exchange Act of 1934.

               Section 2.03 Conduct of Meetings. Subject to the requirements of applicable law, and the express provisions of the Articles of Incorporation and these bylaws, all annual and special meetings of shareholders shall be conducted in accordance with such rules and procedures as the board of directors may determine and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of shareholders shall be designated by the board of directors and, in the absence of any such designation, shall be the president of the corporation.

               Section 2.04 Elimination of Cumulative Voting. The right of shareholders to cumulate votes shall be eliminated when the corporation becomes a listed corporation within the meaning of Section 301.5 of the California Corporations Code.

                              ARTICLE III DIRECTORS

               Section 3.01 Number of Directors. The authorized number of directors of the corporation shall be not less than five (5) nor more than nine
(9), until changed in accordance with applicable law. The exact number of directors shall be fixed from to time to time, within the limits specified above by resolution of the board of directors or the shareholders of the corporation.

               Section 3.02 Creation and Filling of Vacancies on the Board. A vacancy or vacancies on the board of directors shall be deemed to exist in case of the death, removal or resignation of any director, if the authorized number of directors is increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are to be elected, to elect the full authorized number of directors to be elected at that meeting.

               Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

               Unless otherwise provided in the Articles of Incorporation, vacancies in the board of directors, including without limitation vacancies created by the removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until occurrence of an event specified above creating a vacancy in such director's office or until such director's successor is elected and qualified.

               Section 3.03 Fees and Compensation. By resolution of the board of directors, one or more of the directors may be paid a retainer for their services as directors, or a fixed fee (with or without expenses of attendance) for attendance at each meeting, or both. Payment of such fees shall not preclude participation in stock option or incentive plans. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

               Section 3.04 Organization Meeting. Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting at the place of said annual meeting or at such other place as shall be fixed by the board of directors, for the purpose of organization, election of officers, and the transaction of other business.
Call and notice of such meeting are hereby dispensed with.

               Section 3.05 Other Regular Meetings. Other regular meetings of the board of directors may be held at the time and place of regular meetings of the board fixed in advance by the board of directors. Call and notice of such regular meetings of the board of directors are hereby dispensed with.

               Section 3.06 Special Meetings. Special meetings of the board of directors, for the purpose of taking any action permitted by the directors under the General Corporation Law and the Articles of Incorporation, may be called at any time by the chairman of the board, the president, any vice president, the secretary or by any two directors.

               Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to hold the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior to the meeting or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Subject to the preceding sentence, notice of the time and place of special meetings shall be given to each director (a) personally or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail, or other electronic means, in each case forty-eight (48) hours prior to the holding of the meeting, or (b) by mail, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation or, if it is not so shown on such records and is not readily ascertainable, at the place at which the meetings of the directors are regularly held, at least four (4) days prior to the holding of the meeting. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

               Any notice, waiver of notice or consent to holding a meeting shall state the time and place of the meeting but need not specify the purpose of the meeting.

               Section 3.07 Place of Meetings. Regular and special meetings of the board of directors may be held at any place within or without the State which has been designated by resolution of the board. In the absence of such designation, meetings shall be held at the principal executive office of the corporation.

               Section 3.08 Committees of the Board. By resolution adopted by a majority of the authorized number of directors, the board of directors may designate such committees as it shall determine, each consisting of two or more directors, to serve at the pleasure of the board and having such authority as prescribed by the board, subject to applicable restrictions on committee authority imposed by the California Corporations Code. Unless, to the extent permitted by the General Corporation Law, the board of directors shall otherwise prescribe the manner of proceedings of any such committee, the provisions of these bylaws with respect to notice and conduct of meetings of the board shall govern committees of the board and action by such committees.

               Section 3.09 Loans to Officers. If the corporation has outstanding shares held of record by 100 or more persons (determined as provided by Section 605 of the California Corporations Code) on the date of board approval, the board may approve a loan of money or property to, or a guarantee of the obligation of, an officer, whether or not a director, or an employee benefit plan authorizing such a loan or guaranty to an officer, if the board determines that such loan, guaranty or plan may reasonably be expected to benefit the corporation in accordance with the provisions of Section 315 of the California Corporations Code. Board approval shall require a vote sufficient without counting the vote of any interested director or directors to approve such loan, guaranty or benefit plan.

                                   ARTICLE IV
                                    OFFICERS

               Section 4.01 Officers. The officers of the corporation shall be a chairman of the board, a chief executive officer, a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, such other officers, with such titles and duties as may be determined by the board of directors. One person may hold two or more offices, except that the offices of president and secretary shall not be held by the same person.

               Section 4.02 Election and Term of Office. The officers of the corporation shall be chosen by the board of directors, and each shall hold office at the pleasure of the board or until such officer shall resign, subject, in each case, to the rights, if any, of the corporation and any such officer under any contract of employment with the corporation.

               Section 4.03 Removal and Resignation. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the board of directors, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors, subject, in each case, to the rights, if any, of any such officer under any contract of employment with the corporation.

               Any officer may resign at any time by giving written notice to the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

               Section 4.04 Vacancies. A vacancy in any office shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

               Section 4.05 Duties and Compensation. Officers of the corporation shall have such powers and duties, and shall receive such compensation therefor, as may be specified from time to time by the board of directors.

                                    ARTICLE V
                  INDEMNIFICATION OF AGENTS OF THE CORPORATION;
                         PURCHASE OF LIABILITY INSURANCE

               Section 5.01  Indemnification of Agents.

               (a) For the purposes of this Section, "Agent" means any person who is or was a director or officer of this corporation, or is or was serving at the request of the Board of Directors of this corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, including any such entity which was a predecessor of the corporation or of such other enterprise; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including without limitation an action by or in the right of this corporation); and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under paragraph (d) or subparagraph (e)
(3) of this Section.

               (b) This corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding (other than an action by or in the right of this corporation to procure a judgment in its favor) by reason of the fact that such person is or was an Agent of this corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of this corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

               (c) This corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this corporation to procure a judgment in its favor by reason of the fact that such person is or was an Agent of this corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of this corporation and its shareholders.

               No indemnification shall be made under this paragraph (c) for any of the following:

                      (1) In respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to this corporation in the performance of such person's duty to this corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for expenses and then only to the extent that such court shall determine;

                      (2) Of amounts paid in settling or otherwise disposing of a pending action without court approval;

                      (3) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval; or

                      (4) Of amounts or expenses the corporation is otherwise prohibited from paying under California Law.

               (d) To the extent that an Agent of this corporation has been successful on the merits in defense of any proceeding referred to in paragraph
(b) or (c) or in defense of any claim, issue or matter therein, the Agent shall be indemnified against expenses actually and reasonably incurred by the Agent in connection therewith.

               (e) Except as provided in paragraph (d), any indemnification under this Section shall be made by this corporation only if authorized in the specific case, upon a determination that indemnification of the Agent is proper in the circumstances because the Agent has met the applicable standard of conduct set forth in paragraph (b) or (c), by any of the following:

                      (1) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

                      (2) Approval or ratification by the affirmative vote of the holders of a majority of the shares of this corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding shares entitled to vote, and by the affirmative vote or written consent of such greater proportion of the shares of any class or series as may be provided in the Articles of Incorporation for such action. For purposes of determining the required quorum of any meeting of shareholders called to approve or ratify indemnification of an Agent and the vote or written consent required therefor, the shares owned by the person to be indemnified shall not be considered outstanding and shall not be entitled to vote thereon; or

                      (3) The court in which such proceeding is or was pending, upon application made by this corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by this corporation.

               (f) Expenses incurred by or on behalf of an Agent in defending or investigating any proceeding shall be advanced by this corporation prior to the final disposition of such proceeding if such Agent undertakes in writing to repay any such advances if it is ultimately determined that such Agent is not entitled to be indemnified. Notwithstanding the foregoing, no advance shall be made by this corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel, that, based upon the facts known to the Board or counsel at the time such determination is made, (a) the Agent acted in bad faith or deliberately breached a duty to the corporation or its shareholders, and (b) as a result of such actions by the Agent, it is more likely than not that it will ultimately be determined that such Agent is not entitled to indemnification.

               (g) This Section shall create a right of indemnification for each person referred to in this Section, whether or not the proceeding to which the indemnification relates arose in whole or in part prior to adoption of this Section. The indemnification provided by this Section shall not be exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the Articles of Incorporation. The rights to indemnity under this Section shall continue as to a person who has ceased to be a director, officer, employee or Agent and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained in this Section shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract, insurance policy or otherwise.

               (h) No indemnification or advance shall be made under this Section, except as provided in paragraph (d) or subparagraph (e)(3), in any circumstance where it appears:

                      (1) That it would be inconsistent with a provision of the Articles of Incorporation, these bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

                      (2) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

               (i) Upon determination by the board of directors, this corporation may purchase and maintain insurance on behalf of any Agent of this corporation against any liability asserted against or incurred by the Agent in such capacity or arising out of the Agent's status as such, whether or not this corporation would have the power to indemnify the Agent against such liability under the provisions of this Section.

               (j) This Section does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an Agent of this corporation as defined in paragraph (a). This corporation shall have power to indemnify such a trustee, investment manager or other fiduciary to the extent permitted by Section 207(f) of the California Corporations Code.

               (k) As a condition precedent to the right to indemnification under this Section, notice shall be given to this corporation in writing as soon as practicable of any claim for which indemnity will or could be sought under this Section. In addition, no costs, charges or expenses for which indemnity shall be sought hereunder shall be incurred without this corporation's consent, which consent shall not be unreasonably withheld.

               (l) If a claim under this Section is not paid by this corporation, or on its behalf, within ninety (90) days after a written claim has been received by this corporation, the Agent may at any time thereafter bring suit against this corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Agent shall be entitled to be paid also the expense of prosecuting such claim.

                            CERTIFICATE OF SECRETARY

               I, the undersigned, do hereby certify:

               1. That I am the duly elected and acting assistant secretary of RemedyTemp, Inc., a California corporation; and

               2. That the foregoing bylaws, consisting of ten (10) pages, including this page, constitute the amended and restated bylaws of said corporation as duly adopted by the shareholders of the corporation on February 18, 1998.

               IN WITNESS WHEREOF, I have executed this Certificate as secretary of the corporation effective as of the 19th day of February, 1998.

                                            -----------------------------------
                                            Alan M. Purdy
                                            Assistant Secretary

                      AMENDED AND RESTATED REMEDYTEMP, INC.
                            1996 STOCK INCENTIVE PLAN
                       (EFFECTIVE AS OF FEBRUARY 18, 1998)



                                    ARTICLE I
                                   DEFINITIONS

               1.01 DEFINITIONS. Capitalized terms used in the Plan and not otherwise defined shall have the meanings set forth below:

               (a) "AWARD" means an Incentive Award or a Non-employee Director's Option.

               (b) "BOARD" means the Board of Directors of the Company.

               (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Where the context so requires, a reference to a particular Code section or regulation thereunder shall also be a reference to any successor provision of the Code to such section or regulation.

               (d) "COMMISSION" means the Securities and Exchange Commission.

               (e) "COMMITTEE" means the committee appointed by the Board to administer the Plan and, to the extent required to comply with Rule 16b-3 under the Exchange Act, consisting of two or more Board members, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act. In addition, if Incentive Awards are to be made to persons subject to
Section 162(m) of the Code and such awards are intended to constitute Performance-Based Compensation, then each of the Committee's members shall also be an "outside director," as such term is defined in the regulations under
Section 162(m) of the Code.

               (f) "COMMON STOCK" means the Class A Common Stock of the Company, $0.01 par value.

               (g) "DIVIDEND EQUIVALENT" means a right granted by the Company under Section 3.07 to a holder of a Stock Option, Stock Appreciation Right, or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period (as defined in Section 3.07) payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

               (h) "ELIGIBLE PERSON" shall include officers or key employees, consultants, and advisors of the Company (as determined by the Committee) other than Non-employee Directors.

               (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended. Where the context so requires, a reference to a particular section of the Exchange Act or rule thereunder shall also refer to any successor provision to such section or rule.

               (j) "FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date shall be: (i) if the stock is listed on an established stock exchange or exchanges

(including, for this purpose, The Nasdaq National Market), the mean between the highest and lowest sale prices of the stock quoted for such date in the Transactions Index of each such exchange as averaged with such mean price as reported on any and all other exchanges, as published in The Wall Street Journal and determined by the Committee, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on the NASDAQ system on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Committee; provided, however, that when appropriate, the Committee in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the Code. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Committee on the basis of such factors as it may deem appropriate.

               (k) "INCENTIVE AWARD" means any Stock Option, Restricted Stock, Stock Appreciation Right or Dividend Equivalent granted or sold to an Eligible Person under the Plan, but not a Non-employee Director's Option.

               (l) "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the Code and the regulations thereunder.

               (m) "JUST CAUSE DISMISSAL" means a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board or the Recipient's superiors or the Chief Executive Officer or President of the Company that results in damage to the Company or which the Recipient fails to correct within a reasonable time after written notice; (ii) any willful misconduct or gross negligence by the Recipient in the discharge of the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet Company objectives; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (v) the Recipient's performing services for any other person or entity which competes with the Company while he or she is employed by the Company, without the written approval of the Chief Executive Officer or President of the Company; or (vi) any other conduct that the Board or Committee determines constitutes Just Cause for Dismissal, provided, however, that if a Recipient is party to an employment agreement with the Company providing for just cause dismissal (or some comparable notion) of Recipient from his or her employment with the Company, "Just Cause Dismissal" purposes of the Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

               (n) "NON-EMPLOYEE DIRECTOR" means a director of the Company who qualifies as a "Non-Employee Director" under Rule 16b-3 under the Exchange Act.

               (o) "NON-EMPLOYEE DIRECTOR'S OPTION" means a Stock Option granted to a Non-employee Director pursuant to Article IV of the Plan.

               (p) "NON-QUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

               (q) "OPTION" or "STOCK OPTION" means a right to purchase Common Stock granted under the Plan, and can be an Incentive Stock Option or a Non-qualified Stock Option.

               (r) "PAYMENT EVENT" means the event or events giving rise to the right to payment of a Performance Award.

               (s) "PERFORMANCE AWARD" means an award granted under Section 3.03, payable in cash, Common Stock or a combination thereof, which vests and becomes payable over a period of time upon attainment of performance criteria established in connection with the grant of the award.

               (t) "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the Code and the regulations thereunder. If the amount of compensation a Recipient will receive under any Incentive Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Incentive Award as performance-based compensation under Section 162(m) of the Code and the regulations thereunder, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (i) cash flow,
(ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income,
(viii) operating margin, (ix) return on operating revenue, and (x) any other similar performance criteria contemplated by the regulations under Section 162(m).

               (u) "PERMANENT DISABILITY" means that the Recipient becomes physically or mentally incapacitated or disabled so that he or she is unable to perform substantially the same services as he or she performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Committee with respect to any Option, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 3.02(g)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in
Section 22(e) of the Code.

               (v) "PURCHASE PRICE" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

               (w) "RECIPIENT" means a recipient of an Award hereunder.

               (x) "RESTRICTED STOCK" means Common Stock that is the subject of an award made under Section 3.04 and which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met as set forth in this Plan and in any statement evidencing the grant of such Award.

               (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

               (z) "STOCK APPRECIATION RIGHT" or "SAR" means a right granted under Section 3.05 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

               (aa) "STOCK PAYMENT" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Recipient.

                                   ARTICLE II
                                     GENERAL

               2.01 ADOPTION. The Plan has been adopted by the Board and approved by the shareholders of the Company and is effective immediately prior to the closing of the initial public offering of the Company's securities.

               2.02 PURPOSE. The purpose of the Plan is to promote the interests of the Company and its shareholders by using investment interests in the Company to attract and retain key personnel, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of Company's shareholders.

               2.03 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, which, subject to the express provisions of the Plan, shall have the power to construe the Plan and any agreements or memoranda defining the rights and obligations of the Company and Recipients thereunder, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Plan and such agreements and confirming memoranda. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted under the Plan shall be final. Any action taken by, or inaction of, the Committee relating to the Plan or Awards shall be within the absolute discretion of the Committee and shall be conclusive and binding upon all persons. No member of the Committee shall be liable for any such action or inaction except in circumstances involving bad faith of himself or herself. Subject only to compliance with the express provisions hereof, the Committee may act in its absolute discretion in matters related to the Plan or Awards, provided, however, that notwithstanding anything herein to the contrary, the Committee shall have no authority or discretion as to the selection of persons eligible to receive Non-employee Director's Options or the timing, exercise price, or number of shares covered by Non-employee Director's Options, which matters are specifically governed by the Plan. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to a majority vote or unanimous written consent of its members. Subject to the requirements of
Section 1.01(e), the Board may from time to time increase or decrease the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

               2.04 PARTICIPATION. A person shall be eligible to receive grants of Incentive Awards under the Plan if, at the time of the Award's grant, he or she is an Eligible Person.

               2.05   SHARES OF COMMON STOCK SUBJECT TO PLAN.

               (a) Plan Limit and Counting. The shares that may be issued upon exercise of or in the form of Awards under the Plan shall be authorized and unissued shares of Common Stock, previously issued shares of Common Stock reacquired by the Company, and unused

Award shares pursuant to the final sentence of this Section 2.05(a). The aggregate number of shares that may be issued pursuant to Awards under the Plan shall not exceed 1,225,000 shares of Common Stock, subject to adjustment in accordance with Article V. Shares of Common Stock subject to unexercised portions of any Award granted under the Plan that expire, terminate or are cancelled, and shares of Common Stock issued pursuant to an Award under the Plan that are reacquired by the Company pursuant to the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.

               (b) Annual Limit. Notwithstanding any other provision of this Plan, no Eligible Person shall be granted Incentive Awards with respect to more than 100,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Incentive Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 2.05(b) shall be subject to adjustment as provided in Article V, but only to the extent such adjustment would not affect the status of compensation attributable to Incentive Awards hereunder as Performance-Based Compensation.

               2.06   AWARDS SUBJECT TO PLAN.

               (a) Terms. Each Award shall be subject to the terms and conditions of the Plan and such other terms and conditions (whether or not applicable to any other award) established by the Committee as are not inconsistent with the purpose and provisions of the Plan including, without limitation, provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Common Stock acquired under any Award in the event the Recipient elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

               (b) Award Documents. Each Award granted under the Plan shall be evidenced by an award agreement duly executed on behalf of the Company and by the Recipient or, in the Committee's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Committee may in its discretion determine. Such option agreements or confirming memoranda may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each option agreement or confirming memorandum. Any award agreement or confirming memorandum may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

               2.07   AMENDMENTS.

               (a) Amendment and Suspension of the Plan. The Board or the Committee may, insofar as permitted by applicable laws and regulations, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and the Plan as so revised or amended will govern all options thereunder, including those granted before such revision or amendment, except that no such amendment shall impair or diminish in any material respect any rights or impose additional material obligations under any Award theretofore granted under the Plan without the consent of the person to whom such Award was granted. Amendments shall be subject to approval by the Company's shareholders only to the extent required to comply with applicable laws or regulations.

               (b) Amendment of Incentive Awards. Subject to the requirements set forth in the Plan for amendment of particular Incentive Awards, the Committee may, with the consent of a Recipient, make such modifications in the terms and conditions of an Incentive Award as it deems advisable. Without limiting the generality of the foregoing, the Committee may, in its discretion with the consent of the Recipient, at any time and from time to time after the grant of any Incentive Award accelerate or extend the vesting or exercise period of the Incentive Award in whole or part, and adjust or reduce the purchase or exercise price of Incentive Awards held by such Recipient by cancellation of such Incentive Awards and granting of Incentive Awards at lower purchase or exercise prices or by modification, extension or renewal of such Incentive Awards.

               (c) Other Rights. Except as otherwise provided in this Plan or in the applicable award agreement or confirming memorandum, no amendment, suspension or termination of the Plan will, without the consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under the Plan.

               2.08 TERM OF PLAN. Awards may be granted under the Plan until the tenth anniversary of the effective date of the Plan, whereupon the Plan shall terminate. No Awards may be granted during any suspension of the Plan or after its termination for any reason. Notwithstanding the foregoing, each Award properly granted under the Plan shall remain in effect until such Award has been exercised or terminated in accordance with its terms and the terms of the Plan.

               2.09 RESTRICTIONS. All Awards granted under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Awards granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government or regulatory body or authority, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Unless the shares of stock covered by an Award granted under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue such shares unless the Recipient shall give a written representation and undertaking to the Company satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law or regulation, and that if shares of stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued, and the Company may order its transfer agent to stop transfers of such shares.

               2.10 NONASSIGNABILITY. No Award granted under the Plan shall be assignable or transferable except (a) by will or by the laws of descent and distribution, or (b) subject to the final sentence of this Section 2.10, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Recipient, an Award granted to him or her shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or his or her guardian or legal representative. Notwithstanding the foregoing, (x) no Award owned by a

Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3 as interpreted and administered by the Commission and its staff, and (y) Incentive Stock Options (or other Awards subject to transfer restrictions under the Code) may not be assigned or transferred in violation of Section 422(b)(5) of the Code or the Treasury Regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

               2.11 WITHHOLDING TAXES. Whenever shares of stock are to be issued upon exercise of or in connection with an Award granted under the Plan or subsequently transferred, the Committee shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares. The Committee may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award.

               2.12 RIGHTS OF ELIGIBLE PERSONS AND RECIPIENTS. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a shareholder with respect to any shares issuable or issued in connection with the Award until the date of the receipt by the Company of all amounts payable in connection with exercise of the Award and performance by the Recipient of all obligations thereunder. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. Nothing contained in this Plan (or in award agreements or confirming memoranda or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or any of its subsidiaries or affiliates or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any of its subsidiaries or affiliates to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Person or Recipient, with or without cause. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company or any of its subsidiaries or affiliates by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company or any of its subsidiaries or affiliates and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

               2.13 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and the Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, or advisors of the Company, whether or not approved by shareholders.

               2.14 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

               2.15 PARTICIPATION BY FOREIGN EMPLOYEES. Notwithstanding anything to the contrary herein, the Committee may, consistent with the purposes of the Plan, modify grants of Awards to confer the intended benefits of the Plan upon Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

                                   ARTICLE III
                                     AWARDS

               3.01 GRANTS OF AWARDS. Subject to the express provisions of the Plan, the Committee may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up or underlie each Incentive Award, the period for the exercise of each Incentive Award, the performance criteria (which need not be identical) utilized to measure the value of Performance Awards, and such other terms and conditions applicable to each individual Incentive Award as the Committee shall determine. The Committee may grant at any time new Incentive Awards to an Eligible Person who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Awards. The Committee may grant Incentive Awards singly or in combination or in tandem with other Incentive Awards as it determines in its discretion. The purchase price or initial value and any and all other terms and conditions of the Incentive Awards may be established by the Committee without regard to existing Incentive Awards or other grants. Further, the Committee may amend in a manner not inconsistent with the Plan the terms of any existing Incentive Award previously granted to such Eligible Person, provided that the consent of the Recipient shall be required for amendments that impair or diminish in any material respect any rights or impose additional material obligations under the Incentive Award to be amended. Notwithstanding the foregoing, however, members of the Committee shall not be eligible to receive Incentive Awards.

               3.02   STOCK OPTIONS.

               (a) Nature of Stock Options. Stock Options may be Incentive Stock Options or Non-qualified Stock Options; Stock Options granted as Incentive Stock Options that fail or cease to qualify as such shall be treated as Non-qualified Stock Options hereunder.

               (b) Setting the Exercise Price. The exercise price for each Option shall be determined by the Committee at the date such Option is granted. The exercise price may be less than the Fair Market Value of the Common Stock subject to the Option, provided that in no event shall the exercise price be less than the par value of the shares of Common Stock subject to the Option, and provided further that the exercise price of an Incentive Stock Option shall be not less than such amount as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Section 422 of the Code. The Committee, with the consent of the Recipient, and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, may amend the terms of any Option (other than a Non-employee Director's Option) to provide that the exercise price of the shares remaining subject to the Option shall be reestablished at a price below the existing exercise price thereof or effect a reduction in exercise price by cancellation of an existing option and grant of a replacement option at an exercise price below the existing exercise price thereof. If the exercise price of an Option is reduced (or such Option is canceled for a new Option) and such Option is Performance-Based Compensation, the reduction of the Option's price (or the cancellation and grant of a new Option) shall be treated as the grant of a new Option and both the old and new Option shall be taken into account for purposes of applying the stock limit of
Section 2.05(b). No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option (other than Non-employee Director's Options) as are not inconsistent with the Plan.

               (c) Payment of the Exercise Price. The exercise price shall be payable upon the exercise of an Option in legal tender of the United States or capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Option and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, or retained by the Company from the Stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity incentive awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Committee may from time to time in the exercise of its discretion deem acceptable in any particular instance, provided, however, that the Committee may, in the exercise of its discretion, (i) allow exercise of an Option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the Option, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the Exercise Price and amounts required pursuant to Section 2.11.

               (d) Option Period and Vesting. Options granted hereunder (other than Non-employee Director's Options) shall vest and may be exercised as determined by the Committee, except that exercise of such Options after termination of the Recipient's employment shall be subject to Section 3.02(g). Each Option granted hereunder (other than a Non-employee Director's Option) and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than ten years after the date the Option is granted, or five years after the date of grant in the case of a Recipient of an Incentive Stock Option who at the time of grant owns more than 10% of the combined voting power of the Company (after application of the constructive ownership rules of Section 424(d) of the Code), or any Parent or Subsidiary (as defined in Sections 424(e) and (f) of the Code, respectively), and shall be subject to earlier termination as herein provided.

               (e) Exercise of Options. Except as otherwise provided herein, an Option may become exercisable, in whole or in part, on the date or dates specified by the Committee (or, in the case of Non-employee Director's Options, the Plan) and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of stock (or such other amount as is set forth in the applicable option agreement or confirming memorandum) may be purchased at one time and Options must be exercised in multiples of 100 unless the number purchased upon exercise is the total number at the time available for purchase under the terms of the Option. An Option shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price and any amounts required under Section 2.11. Notwithstanding any other provision of the Plan, the Committee may impose, by rule and in option agreements or confirming memoranda, such conditions upon the exercise of Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 10b-5 or Rule 16b-3 (or any successor rule) under the Exchange Act and any applicable section of or regulation under the Code.

               (f) Limitation on Exercise of Incentive Stock Options. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the stock for which one or more Options granted to any Recipient under the Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed

$100,000. Any Options granted as Incentive Stock Options pursuant to the Plan in excess of such limitation shall be treated as Non-qualified Stock Options.

               (g) Termination of Employment.

                       (i) Termination for Cause. Except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

                       (ii) Termination other than Just Cause Dismissal. Subject to subsection (i) above and subsection (iii) below, and except as otherwise provided in a written agreement between the Company and the Recipient, or a confirming memorandum issued by the Company to the Recipient with the Recipient's consent, which may be entered into or delivered at any time before or after termination, in the event of a Recipient's termination of employment for:

                             (A) any reason other than Just Cause Dismissal, death, or Permanent Disability, the Recipient's unexercised Options, whether or not vested, shall expire and become unexercisable as of the earlier of (1) the date such Options would expire in accordance with their terms if the Recipient remained employed or (2) three calendar months after the date of termination in the case of Incentive Stock Options, or six months after the date of termination in the case of Non-qualified Stock Options.

                             (B) death or Permanent Disability, the Recipient's unexercised Options, whether or not vested, shall expire and become unexercisable as of the earlier of (1) the date such Options would expire in accordance with their terms if the Recipient remained employed or (2) 12 months after the date of termination.

                     (iii) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in subsections (i) or (ii) above, the Committee may in its discretion pursuant to Section 2.07(b) designate shorter or longer periods to exercise Options following a Recipient's termination of employment. Options shall be exercisable by a Recipient (or his successor in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination unless the Company has a written agreement with the Recipient of the Option providing otherwise or the vesting period is extended pursuant to Section 2.07(b).

               3.03   PERFORMANCE AWARDS.

               (a) Grant of Performance Award. The Committee shall determine the performance criteria (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

               (b) Payment of Award; Limitation. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash or in shares of Common Stock valued at Fair Market Value or a combination of Common Stock and cash, as the Committee in its discretion may determine.

               (c) Annual Limit. Notwithstanding any other provision of this Plan, no Eligible Person shall be paid a Performance Award in excess of $250,000 in any one calendar year; provided, however, that this limitation shall not apply to the extent it is not required in order for the compensation attributable to the Performance Award hereunder to qualify as Performance-Based Compensation.

               (d) Expiration of Performance Award. If any Recipient's employment with the Company is terminated for any reason other than normal retirement, death, or Permanent Disability prior to the time a Performance Award or any portion thereof becomes payable, all of the Recipient's rights under the unpaid portion of the Performance Award shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment by reason of death, Permanent Disability or normal retirement, the Committee, in its discretion, may determine what portions, if any, of the Performance Award should be paid to the Recipient.

               3.04   RESTRICTED STOCK.

               (a) Award of Restricted Stock. The Committee shall determine the Purchase Price (if any) applicable to Restricted Stock, the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse.

               (b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to the Plan will be subject to the following conditions:

                     (i) No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

                     (ii) Certificates. The Committee may require that the certificates representing Restricted Stock granted or sold to a Recipient pursuant to the Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

                     (iii) Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to the Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Committee in its discretion deems necessary or appropriate to enforce such restrictions; and

                     (iv) Other Restrictions. The Committee may impose such other conditions on Restricted Stock as the Committee may deem advisable including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange upon which such Restricted Stock or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

               (c) Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such schedule or other conditions as are determined by the Committee.

               (d) Rights of Recipient. Subject to the provisions of Section 3.04(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a shareholder with respect to the Restricted Stock granted or sold to such Recipient under the Plan, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

               (e) Termination of Employment. Unless the Committee in its discretion determines otherwise, upon a Recipient's termination of employment for any reason, all of the

Recipient's Restricted Stock remaining subject to restrictions imposed pursuant to the Plan on the date of such termination of employment shall be repurchased by the Company at the Purchase Price (if any) paid therefor by the Recipient.

               3.05   STOCK APPRECIATION RIGHTS.

               (a) Granting of Stock Appreciation Rights. The Committee may approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Options, at any time.

               (b) SARs Related to Options.

                     (i) A Stock Appreciation Right granted in connection with an Option granted under this Plan will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 3.05(b)(iii). Such Option will, to the extent surrendered, then cease to be exercisable.

                     (ii) A Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that, the related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

                     (iii) Upon the exercise of a Stock Appreciation Right related to an Option, the Holder will be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the Exercise Price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (ii) the number of shares as to which such Stock Appreciation Right is exercised.

               (c) SARs Unrelated to Options. The Committee may grant Stock Appreciation Rights unrelated to Options to Eligible Persons. Section 3.05(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option Exercise Price specified in the related Option the initial base amount specified in the Award shall be used.

               (d) Limits. Notwithstanding the foregoing, the Committee, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under the Plan.

               (e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, in cash or in a combination of cash and shares of Common Stock as the Committee deems advisable. The Committee has full discretion to determine the form in which payment of A Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

               (f) Rule 16b-3. The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act (or any other comparable provisions in effect at the time or times in question).

               (g) Termination of Employment. Section 3.02(g) will govern the treatment of Stock Appreciation Rights upon the termination of a Recipient's employment with the Company.

               3.06 STOCK PAYMENTS. The Committee may approve Stock Payments of the Company's Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash.

               3.07 DIVIDEND EQUIVALENTS. The Committee may grant Dividend Equivalents to any Recipient who has received a Stock Option, SAR, or other Award denominated in shares of Common Stock. Such Dividend Equivalents shall be effective and shall entitle the recipients thereof to payments during the "APPLICABLE DIVIDEND PERIOD," which shall be (i) the period between the date the Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Committee may specify in the written instrument evidencing the grant of the Dividend Equivalent. Dividend Equivalents may be paid in cash, Common Stock, or other Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Committee by application of such formula as the Committee may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Committee may determine. Notwithstanding the foregoing, if it is intended that an Incentive Award qualify as Performance-Based Compensation and the amount of the compensation the Eligible Person could receive under the award is based solely on an increase in value of the underlying stock after the date of grant or award (i.e., the grant, vesting, or exercisability of the award is not conditioned upon the attainment of a preestablished, objective performance goal described in Section 1.01(t)), then the payment of any Dividend Equivalents related to the award shall not be made contingent on the exercise of the award.

                                   ARTICLE IV
                         NON-EMPLOYEE DIRECTOR'S OPTIONS

               4.01   GRANTS OF ORIGINAL AND INITIAL OPTIONS.

               (a) Original Options. Persons serving as Non-employee Directors as of the closing of the initial public offering of the Company's securities shall, upon such closing, receive a one-time grant of an option to purchase up to 10,000 shares (or 15,000 shares if such person has served as a director of the Company for at least two years) of the Company's Common Stock at an exercise price per share equal to the price to the public in such initial public offering, subject to adjustment as set forth in Article V. Options granted under this Section 4.01(a) are "ORIGINAL OPTIONS" for purposes hereof.

               (b) Initial Options. Each Non-employee Director who joins the Board after the consummation of the initial public offering of the Company's securities shall, upon first becoming a Non-employee Director ("Eligible Director"), receive a one-time grant of an option to purchase up to 10,000 shares of the Company's Common Stock at an exercise price per share equal to the Fair Market Value of the Company's Common Stock on the date of grant, subject to
(a) vesting as
set forth in Section 4.03, and (b) adjustment as set forth in Article V. Options granted under this Section 4.01(b) are "INITIAL OPTIONS" for purposes hereof.

               4.02 GRANTS OF ADDITIONAL OPTIONS. Immediately following the annual meeting of shareholders of the Company next following an Eligible Director's becoming an Eligible Director, and immediately following each subsequent annual meeting of shareholders of the Company, in each case if the Eligible Director has served as a director since his or her election or appointment and has been re-elected as a director at such annual meeting or is continuing as a director without being re-elected due to the classification of the board, such Eligible Director shall automatically receive an option to purchase up to 5,000 shares of the Company's Common Stock (an "ADDITIONAL OPTION"). In addition to the Additional Options described above, an individual who was previously an Eligible Director and received an initial grant of stock options under the Plan or pursuant to a prior option plan for the Company's directors, who then ceased to be a director for any reason, and who then again becomes an Eligible Director, shall upon again becoming an Eligible Director automatically receive an Additional Option. The exercise price per share for all Additional Options shall be equal to the fair market value of the Company's Common Stock on the date of grant, subject to (a) vesting as set forth in
Section 4.03, and (b) adjustment as set forth in Article V. No individual may receive Additional Options to purchase more than an aggregate of 20,000 shares of the Company's Common Stock, less the number of additional options received under any other option plan for the Company's directors.

               4.03 VESTING. Original Options shall vest and become exercisable with respect to all underlying shares upon grant. Initial Options shall vest and become exercisable with respect to 50% of the underlying shares upon the date of grant and 50% of the underlying shares immediately prior to the next annual shareholders' meeting following the date of grant (or, if an annual meeting of shareholders occurs within six months after the grant date, then immediately prior to the second annual shareholders' meeting after the date of grant), if the Recipient has remained a director from the grant date to such vesting time. Additional Options shall vest and become exercisable with respect to all underlying shares upon the earlier of (y) the first anniversary the grant date or (z) immediately prior to the annual meeting of shareholders of the Company next following the grant date, if the optionee has served as a director from the grant date to such earlier date. Notwithstanding the foregoing, however, Initial Options and Additional Options that have not vested and become exercisable at the time the optionee ceases to be a director shall terminate.

               4.04 EXERCISE. The exercise price for Non-employee Directors' Options shall be payable as set forth in Section 3.02(c). Non-employee Directors' Options shall be exercised in the manner provided in Section 3.02(e).

               4.05 TERM OF OPTIONS AND EFFECT OF TERMINATION. Notwithstanding any other provision of the Plan, no Non-employee Director's Option granted under the Plan shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that the recipient of any Non-employee Directors' Options granted under the Plan shall cease to be a director of the Company, (a) all Original Options and Initial Options granted under this plan to such recipient shall be exercisable, to the extent already exercisable at the date such recipient ceases to be a director and regardless of the reason the recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate; and (b) all Additional Options granted under this Plan to such recipient shall be exercisable, to the extent already exercisable at the date such recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms) if he or she ceases to be a director because of death or permanent disability, or for a period of 90 days after that date (or, if sooner, until the expiration of the option according to its terms) if he or she ceases to be a director for any other reason, and shall then terminate. In the event of the death of an optionee while such optionee is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the optionee on a beneficiary designation form adopted by the Plan administrator for such purpose or, if there is no effective beneficiary designation form on file with the Company, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his or her will or the applicable laws of descent and distribution.

                                    ARTICLE V
                             CORPORATE TRANSACTIONS

               5.01 ANTI-DILUTION ADJUSTMENTS. The number of shares of Common Stock available for issuance upon exercise of Awards granted under the Plan, the number of shares for which each Award can be exercised, and the exercise price per share of Awards shall be appropriately and proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of capital stock of the Company effected without receipt of consideration by the Company. No fractional interests will be issued under the Plan resulting from any such adjustments. The preceding sentence shall not result in an adjustment to the terms of an Incentive Stock Option unless such adjustment either (a) would not cause the Option to lose its status as an Incentive Stock Option or (b) is agreed to in writing by the Committee and the Recipient.

               5.02 REORGANIZATIONS; MERGERS; CHANGES IN CONTROL. Subject to the other provisions of this Section 5.02, if the Company shall consummate any reorganization or merger or consolidation in which holders of shares of the Company's Common Stock are entitled to receive in respect of such shares any other consideration (including, without limitation, a different number of such shares), each Award outstanding under the Plan exercisable for Common Stock shall thereafter be exercisable, in accordance with the Plan, only for the kind and amount of securities, cash and/or other property receivable upon such reorganization or merger or consolidation by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such reorganization or merger or consolidation, and any appropriate adjustments will be made to the exercise price thereof. In addition, if a Change in Control (as defined below) occurs and in connection with such Change in Control any Recipient's employment with the Company is terminated, then subject to the terms of any written employment agreement between the Company and the Recipient and the specific terms of any Award, such Recipient shall have the right to exercise or receive the full benefit of his or her Awards granted under the Plan in whole or in part during the applicable time period provided in Section 3.02(g) without regard to any vesting or performance requirements or other milestones. For purposes hereof, but without limitation, a Recipient's employment with the Company will be deemed to have been terminated in connection with a Change of Control if (i) the Recipient is removed from his or her employment with the Company by or resigns his or her employment with the Company upon request of a Person (as defined in paragraph (a) below) exercising practical voting control over the Company following the Change in Control or a person acting upon authority or at the instruction of such Person, or (ii) the Recipient's position is eliminated as a result of a reduction in force within 150 days after the consummation of the Change in Control. In addition, if a Change in Control occurs and in connection with such Change in Control any recipient of a Non-employee Director's Option granted under the Plan ceases to be a director of the Company or its successor, then such recipient shall have the right to exercise his or her Non-Employee Director's Options granted under the Plan in whole or in part during the applicable time period provided in Section 4.05 without regard to any vesting requirements. For purposes hereof, but without limitation, a director will be deemed to have ceased to be a director of the Company or its successor in connection with a Change in Control if such director
(i) is removed by or resigns upon request of a Person (as defined in paragraph
(a) below) exercising practical voting control over the Company following the Change in Control or a person acting upon authority or at the instruction of such Person, or (ii) is willing and able to continue as a director of the Company or its successor but is not re-elected to or retained on the Company's board of directors by the Company's shareholders through the shareholder vote or consent action for election of directors that precedes and is taken in connection with, or next follows, the Change in Control, and is not elected or appointed to the board of directors of the successor. For purposes hereof, a "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occur:

               (a) Any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding the Company, its subsidiaries, any employee benefit or stock ownership plan of the Company or its subsidiaries, and any shareholder of the Company who, together with such shareholder's Affiliates, owned at least 25% of the Common Stock prior to the effective date of the Plan ("affiliate" being defined for such purpose as an entity controlled by or under common control with such shareholder), and also excluding an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof (such person, entity or group being referred to herein as a "Person"), becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

               (b) Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board; or

               (c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than

                     (i) a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

                     (ii) a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

               (d) Approval by the shareholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

           5.03 DETERMINATION BY THE COMMITTEE. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all of any part of its business or assets.

                                REMEDYTEMP, INC.
                             32122 CAMINO CAPISTRANO
                      SAN JUAN CAPISTRANO, CALIFORNIA 92675

                                December 16, 1997

Mr. Greg Palmer
26481 Broken Bit Lane
Laguna Hills, CA 92653

Dear Greg:

        I am delighted to confirm the agreement between you and RemedyTemp, Inc. (the "Company") as to the terms of your employment with the Company. Those terms are as follows:

        1. POSITION. You will be employed as the Chief Operating Officer of the Company, subject to the direction, control of, and reporting to, the Chief Executive Officer of the Company. You agree to devote your full business time and energies to the business and affairs of the Company, to use your best efforts, skill and abilities to promote the Company's interests and to perform your duties in accordance with policies, standards and practices established from time to time by the Chief Executive Officer, the Board of Directors or a committee thereof. Your duties may also include serving as an officer and/or director of any subsidiaries or other affiliates of the Company as reasonably requested. While employed by the Company, you agree that you will not render services to others or engage in any other activities that would interfere with or prevent your fulfilling your obligations to the Company. You agree that you will not serve on any boards of directors without the prior written approval of the Company's Board of Directors.

        2. BASE SALARY. Your base salary will be at the annual rate of $325,000 per annum. Your effective start date will be on or about January 1, 1998 but no later than January 12, 1998 (the "Start Date"). Your salary will be payable on the same date as salaries to other executives of the Company are paid. The amount of your base salary may be increased annually at the discretion of the Compensation Committee of the Board of Directors.

        3. INCENTIVE COMPENSATION. In addition to your base salary, you will be paid a cash bonus within one hundred (100) days after the end of each full fiscal year of the Company in an amount to be determined by the Compensation Committee of the Board of Directors; provided, however, that there will be a maximum bonus level of 100% of your base salary with no minimum bonus level. The exact amount of your bonus will be based upon two factors: (1) the same objective Company financial criteria applied to determine the bonus for the Chief Executive Officer; and (2) the MBO objectives established by the Chief Executive Officer.

        4.     EQUITY PARTICIPATION.

               4.1. INITIAL GRANT. Before or on the Start Date, the Board of Directors or Compensation Committee will grant to you an initial option grant (the "Initial Option") to purchase 125,000 shares of the Company's Class A Common Stock ("Common Stock") at an exercise price equal to the fair market value of the shares on the date of grant. The grant of the Initial Option is subject to shareholder approval. The Initial Option will vest and become exercisable at a rate of twenty percent (20%) per year over a five (5) year period with the first twenty percent (20%) becoming first exercisable twelve (12) months from the grant date. The Initial Option, once vested, will be exercisable until the tenth anniversary from the date of grant. Unless specifically provided for herein, other terms and conditions will be the same as those for options under the Company's stock option plan.

               4.2. ADDITIONAL GRANTS. At the first meeting of the Compensation Committee of the Board of Directors after the end of each fiscal year, you will receive a regular annual grant of an option to purchase 50,000 shares of Common Stock, which shall be vested in accordance with the vesting schedule (but no longer than five (5) years) adopted by the Compensation Committee for all executive officers who receive options at that time, or pursuant to the direction of the Compensation Committee if no other options are awarded. The options, once vested, will be exercisable until the tenth anniversary from the date of grant. Other terms and conditions will be governed by the Company's stock option plan.

               4.3. OPTIONS UPON TERMINATION. If the Company terminates your employment without cause, your severance benefits (including vesting of options) will be governed by Section 8 and Section 9 of this letter agreement. If the Company terminates your employment "for cause," as defined in Section 8, then all of your unexercised options, whether or not vested, shall expire and become unexercisable as of the date of such "for cause" termination.

               In order to permit a so called "cashless exercise" of your option, the Company will cooperate with you to permit you to exercise the option (to the extent it is then exercisable), immediately sell the shares and apply the proceeds of sale to the exercise price but only to the extent the Company can do so without violating any applicable provision of law and only if the shares purchased are at the time registered under the Securities Act of 1933 and can be sold by you under Rule 144 of the Securities and Exchange Commission or any successor provision.

        5. INDEMNIFICATION. The Company will enter into its customary form of indemnification agreement applicable to directors and executive officers of the Company and will also indemnify you for losses relating to claims against you by your former employer in connection with your non-compete agreement with your former employer.

        6. PERQUISITES. The Company will provide you with a monthly car allowance of $1,000 and will reimburse you for your business-related fuel expenses while you are employed with the Company. In addition, the Company will provide you with a membership at the Marbella Country Club and will pay the standard dues and fees with respect to that membership while you are employed with the Company. You will also be eligible, as of the April 1, 1998, to participate in the health insurance, disability insurance, life insurance and retirement programs made available from time to time by the Company to other executive officers. The Company agrees to reimburse you for any health insurance expenses incurred by you under COBRA until March 30, 1998. You will be entitled to four (4) weeks paid vacation each calendar year effective as of the Start Date. The Company will reimburse you for all reasonable out-of-pocket business expenses incurred in performing the services contemplated by this letter agreement in accordance with then prevailing Company policies, provided that reasonable documentation of such expenses is provided by you.

        7. DEATH AND DISABILITY. If you become disabled and are unable to perform your duties, the Company will continue to pay your salary and provide the perquisites referred to in Section 6 for the period of such disability up to a maximum of 90 days, and the Company will have the right to terminate this letter agreement effective upon the expiration of said 90-day period. Thereafter you will be entitled to receive benefits under any then-existing disability insurance program of the Company. "Disability" means any physical or mental condition which renders you unable to perform the essential functions of your position, even with reasonable accommodation. In the event of your death, this letter agreement shall automatically terminate.

        8. SEVERANCE BENEFITS. In the event of termination of your employment by the Company without cause at any time, the Company will pay you, as a lump-sum severance benefit, the amount of your annual base salary then in effect (less appropriate withholding amounts) plus maximum annual bonus equal to 100% of your then annual salary, and the Company will release any and all shares of Common Stock held for your benefit in any deferred compensation account with the Company without penalty. Such severance payments will be made on the normal salary and bonus payment days of the Company.

           For purposes of this Section 8 and Section 4.3, termination for cause shall mean termination for one of the following reasons: personal dishonesty; willful misconduct; breach of fiduciary duty involving self-dealing or personal profit; intentional material failure to perform duties or abide by Company policies, in each case to the extent such duties or policies have been communicated to you in writing or their existence is otherwise known to you and you have not cured such failure within a reasonable time after written notice of such failure is given to you; conviction, entry of a plea of guilty or nolo contendere in connection with any alleged violation, or any actual violation, of any law, rule, regulation (other than traffic violations or similar offenses) or any cease-and-desist or other court order; involvement in any legal proceeding which, in the opinion of legal counsel to the Company, would be required to be disclosed pursuant to rules and regulations of the Securities and Exchange Commission, other than proceedings under federal bankruptcy laws or state insolvency laws involving entities in which you have less than a fifty percent (50%) interest; any intentional material breach of this letter agreement; non-prescription use of any controlled substance or the use of alcohol or any other non-controlled substance which the Board of Directors reasonably determines renders you unfit to serve in your capacity as an officer of the Company; or any intentional act or omission which the Board of Directors reasonably determines has a material adverse effect on the public image, reputation or integrity of the Company. Termination for cause shall not include termination on account of job performance failing to meet criteria or expectations of the Board.

           If you voluntarily resign, or your employment is terminated by the Company for cause, or your employment terminates as a result of your death or disability, you will not be entitled to any severance benefits pursuant to the first paragraph of this Section 8 except as provided in Section 7 with respect to disability pay and disability insurance and except in the case of death for any life insurance benefits. In the event that a voluntary resignation by you is caused by a substantial reduction in your duties and responsibilities below those appropriate for your position as provided in Section 1, an intentional material breach of this letter agreement or material misrepresentation by the Company, or any other material change in the circumstances of your employment made by the Company for the purpose and with the intention and effect of causing you to resign, you will be treated as having been terminated by the Company without cause.

               Notwithstanding the above, in lieu of the severance package described in this Section 8, you will receive a severance package equal in value to three (3) times your average annual total compensation (subject to the maximum parachute limitations of the Internal Revenue Code) for the years that you have been employed by the Company if all of the following three (3) conditions occur in connection with a Change in Control of the Company:

                      (a) your employment with the Company is terminated;

                      (b) the Board of Directors of the Company, in its sole discretion, determines that the market value of the Company has been adversely impacted primarily as the result of forces beyond your control; and

                      (c) the spread between the closing price of the Company's Class A Common Stock and the exercise price of the Initial Option is negative or zero or less than $8.00 as of the date of termination of your employment.

        9.     SPECIAL OPTION VESTING EVENTS.

               9.1. CHANGE IN CONTROL. A "Change in Control" of the Company shall be deemed to have occurred if: (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 51% or more of the Company's outstanding Common Stock, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

               In the event that there is a Change in Control of the Company and your employment with the Company is terminated by the Company within one (1) year of such Change in Control event for any reason, except for cause, all options to purchase shares of the Common

Stock that had been granted to you as of the date of such termination shall become fully vested and exercisable for the balance of their term; provided that the Company has the right to cash out these options in a Change in Control transaction.

               9.2. VOLUNTARY TERMINATION OF EMPLOYMENT. If you voluntarily terminate your employment with the Company, all options granted that are not vested as of such voluntary termination date will expire. In such case, you will have the right to exercise your options with respect to the number of shares that are exercisable on the date of termination (determined without any acceleration of the exercise dates) at any time within three (3) months after the date of resignation.

               9.3. TERMINATION OF EMPLOYMENT WITHOUT CAUSE. If your employment is terminated by the Company without cause, your granted options will vest automatically and will remain exercisable for the balance of their term. Options that have not been granted as of the date of termination are void and without legal effect.

        10. TERM OF EMPLOYMENT. The term of this letter agreement shall be for five (5) years, commencing on the Start Date, unless terminated earlier as provided in this letter agreement.

        11. NONDISCLOSURE. You agree that, for so long as you remain in the employ of the Company and thereafter, you will not disclose to any person or entity or otherwise use or exploit any proprietary or confidential information of the Company, including without limitation trade secrets, processes, proposals, reports, methods, computer software or programming or budgets or other financial information regarding the Company, its business, properties, customers or affairs obtained by you while you are employed by the Company, except to the extent required by you to perform your duties pursuant to this letter agreement. Information will not be deemed to be confidential for purposes of this letter agreement if it is or becomes generally available to the public other than as a result of a disclosure by you. You will have the right to use any such confidential information to the extent necessary to assert any right or defend against any claim arising under this letter agreement or pertaining to confidential information or its use and to the extent necessary to comply within the applicable provision of law. All files, records, documents, computer recorded information, specifications and other similar items relating to the business of the Company, whether prepared by you or otherwise coming into your possession, shall remain the exclusive property of the Company and shall not be removed from the premises of the Company except when (and only for the period) necessary to carry out your duties. If removed, all such materials shall be immediately returned to the Company upon any termination of your employment, and no copies thereof shall be kept by you, except that you shall be entitled to retain documents reasonably related to your rights as an optionholder, stockholder and former employee of the Company. You acknowledge and agree that the remedy for any breach of the provisions of this Section 10 may be inadequate in that the Company may, in addition to all other remedies that may be available to it at law, seek injunctive relief prohibiting any such breach.


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        12. NONINTERFERENCE WITH BUSINESS. During the period of your employment and for any one (1) year period thereafter (regardless of the reason for termination of employment) you agree that you will not participate with or advise in any capacity any person or entity in any negotiation between such person or entity and the Company or any affiliate of the Company. In addition, during such period you agree that you will not, directly or indirectly, solicit or induce (or assist in or encourage the solicitation of) any employee of the Company or its affiliated entities to leave the employ of the Company for purposes of accepting employment with any other person or entity. For purposes of this letter agreement "affiliate" means the corporation or other entity controlled by the Company, directly or indirectly, through stock ownership or any other means.

        13.    DEFERRED COMPENSATION.

               13.1. PARTICIPATION IN COMPANY PLANS. You will be eligible to participate in any and all of the Company's deferred compensation plans that are made available to executive officers of the Company.

               13.2. SPECIAL DEFERRED COMPENSATION. In addition to participation in any Company sponsored deferred compensation plan under Section 13.1 of this letter agreement, you may participate in a special deferred compensation plan designed for you providing for a one-time deferral of $100,000, which amount shall be invested in the Common Stock on the Start Date and deferred during the term of this letter agreement.

        14. ASSIGNMENT. This letter agreement is personal to you and is not assignable by you under any circumstances. Likewise, the Company will not have the right to assign this letter agreement to any other person or entity except for any corporation or entity into which the Company may be merged or consolidated or any person or entity which may acquire all or a substantial portion of the assets of the Company.

        15. ENTIRE AGREEMENT. This letter agreement sets forth the entire understanding of you and the Company with respect to the subject matter hereof and supersedes all prior agreements, memoranda, discussions and understandings of any kind. This letter agreement cannot be amended except in a writing signed by you and the Company, and no course of dealing contrary to its terms shall constitute an amendment. No right or obligation hereunder can be waived except in a writing signed by the party making the waiver.

        16. PARTIAL INVALIDITY. If any provision of this letter agreement is invalid or unenforceable in any jurisdiction that provision shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any way affecting the remaining provisions of this letter agreement.

        17. GOVERNING LAW. This letter agreement shall be construed and enforced in accordance with the substantive law of the State of California without regard to provisions relating to choice of law or conflict of laws.


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




        18. REFERENCE CHECK. This letter agreement shall not become legally effective or binding until the completion of a reference check by the Company that is satisfactory to the Chief Executive Officer and the Board of Directors in their discretion; provided, however, that the reference check will be completed no later fifteen (15) days after this agreement is signed by both parties.

        If this letter correctly sets forth the terms of our agreement with respect to your employment, please execute this letter and the enclosed copy in the place indicated and return the copy to me, and thereupon (subject to Section
18) this letter shall become a binding and enforceable agreement between you and the Company.

                                           Sincerely,

                                           /s/ Paul W. Mikos
                                           -------------------------------------
                                           Paul W. Mikos
                                           Chief Executive Officer and President

AGREED:


           /s/ Greg Palmer
--------------------------------
Greg Palmer
Dated:  December 16, 1997



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